Exhibit 99.1

WEINGARTEN REALTY

Real Estate for Everyday Retail

NORDSTROM
rack

Images from The Palms at Town & Country, Miami, FL

Supplemental Financial Information

Quarter Ended September 30, 2016

WRI
LISTED
NYSE

Publix

Total Wine

Table of Contents	Page
Quarterly Earnings Press Release	i - x
Company Information	1

Financial Summary
Condensed Consolidated Statements of Income	3
Condensed Consolidated Balance Sheets	4
Funds From Operations Attributable to Common Shareholders	5
Supplemental Income Statement Detail	6
Supplemental Balance Sheet Detail	7
Capitalization and Debt Coverage Ratios	8
Guidance	9

Investment Activity
Capital Expenditures	11
New Development / Redevelopment	12
Land Held for Development	13
Disposition and Acquisition Summary	14

Summary of Debt
Debt Information	16
Debt Information Additional Disclosure	17
Schedule of Maturities	18
Schedule of Maturities Additional Disclosure	19

Joint Ventures
Unconsolidated Joint Venture Financial Statements at 100%	21
Unconsolidated Joint Venture Financial Statements at Pro rata Share	22
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships	23
Unconsolidated Joint Venture Mortgage Debt Information	24
Unconsolidated Joint Venture Mortgage Debt Information Additional Disclosure	25

Portfolio Summary
Tenant Diversification by Percent of Base Minimum Rent	27
Portfolio Operating Information	28 - 29
Total Net Operating Income by Geographic Region	30

Property Listing
Summary Property Listing	32
Property Listing	33 - 42

Other Topics of Interest
At-The-Market Program Inception-To-Date	44

Corporate Profile

Weingarten Realty Investors is a real estate investment trust organized under the Texas Business Organizations Code that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of September 30, 2016, we owned or operated under long-term leases, interests in 224 properties which are located in 18 states that span the United States from coast to coast. These properties represent approximately 45.2 million square feet of which our interests in these properties aggregated approximately 28.4 million square feet of leasable area. Our properties were 94.1% leased as of September 30, 2016, and historically our portfolio occupancy rate has never been below 90%.

www.weingarten.com

2600 Citadel Plaza Drive
P.O. Box 924133
Houston, Texas 77292-4133

NEWS RELEASE

Information: Michelle Wiggs, Phone: (713) 866-6050

WEINGARTEN REALTY
REPORTS STRONG QUARTER AND ANNOUNCES $359 MILLION OF ACQUISITIONS

HOUSTON, October 27, 2016 (BUSINESS WIRE) -- Weingarten Realty (NYSE: WRI) announced today the results of its operations for the quarter ended September 30, 2016. The supplemental financial package with additional information can be found on the Company's website under the Investor Relations tab.
Third Quarter Operating and Financial Highlights

•	Net income attributable to common shareholders (“Net Income”) for the quarter increased to $0.40 per diluted share from $0.35 per diluted share in the same quarter of 2015;

•	Core Funds From Operations Attributable to Common Shareholders ("Core FFO") for the quarter increased to $0.58 per diluted share from $0.56 per diluted share a year ago;

•	Same Property Net Operating Income (“SPNOI”) including redevelopments increased 3.4% over the same quarter of the prior year;

•	Rental rates on new leases and renewals were up 19.3% and 7.3%, respectively;

•	Acquisitions for the quarter totaled $359 million bringing acquisitions for the nine months to $495 million;

•	Dispositions for the quarter totaled $71 million bringing dispositions for the nine months to $198 million; and

•	Sold $8 million of common shares during the quarter and $133 million for the nine months ended September 30, 2016.
Financial Results
The Company reported Net Income of $51.9 million or $0.40 per diluted share (hereinafter “per share”) for the third quarter of 2016, as compared to $43.4 million or $0.35 per share for the same period in 2015. This favorable variance was due primarily to higher gains on sales of properties. Year-to-date, Net Income was $194.8 million or $1.53 per share for 2016 compared to $113.6 million or $0.91 per share for 2015.
Funds From Operations attributable to common shareholders in accordance with the National Association of Real Estate Investment Trusts definition (“NAREIT FFO”) was $73.1 million or $0.56 per share for the third quarter of 2016 compared to $70.0 million or $0.56 per share for 2015. The increase is primarily due to increased rental rates, incremental income from our new developments and redevelopments, and the

i

significant acquisitions completed in 2016. Reduced interest expense from favorable debt refinancings and the sales of common shares during 2015 and 2016 also contributed to the increase; however, these increases were offset by the dilution resulting from the issuance of shares. Additionally, included in NAREIT FFO were deferred taxes related to gains on property sales, the write-off of new development pursuit costs and costs related to a term loan commitment put in place for the acquisition of Palms at Town & Country. Each of these items is added back in arriving at Core FFO. Year-to-date, NAREIT FFO was $214.7 million or $1.68 per share for 2016 compared to $188.7 million or $1.50 per share for 2015.
Core FFO for the quarter ended September 30, 2016 was $75.6 million or $0.58 per share compared to $70.3 million or $0.56 per share for the same quarter of last year. For the nine months, Core FFO was $221.5 million or $1.73 per share for 2016 compared to $204.0 million or $1.62 per share for 2015.
A reconciliation between Net Income to NAREIT FFO and Core FFO is included herein.
Operating Results
For the period ending September 30, 2016, the Company’s operating highlights were as follows:

	Q3 2016	YTD
Occupancy (Signed Basis):
Occupancy - Total	94.1%
Occupancy - Small Shop Spaces	90.2%
Occupancy - Same Property Portfolio	95.5%

Same Property Net Operating Income, with redevelopments	3.4%	3.2%

Rental Rate Growth - Total:	9.5%	13.2%
New Leases	19.3%	27.8%
Renewals	7.3%	9.9%

Leasing Transactions:
Number of New Leases	91	270
New Leases - Annualized Revenue (in millions)	$5.7	$17.6
Number of Renewals	185	561
Renewals - Annualized Revenue (in millions)	$14.2	$44.8

A reconciliation between Net Income and SPNOI is included herein.
Portfolio Activity
During the quarter, the Company closed $359 million of acquisitions including:

•
The Palms at Town & Country, a 664,000 square foot premier shopping destination in Miami, Florida for $285 million. The center features best-in-class operators including Publix, Kohl’s, Nordstrom Rack, Dick’s Sporting Goods, and Marshalls.

•
Scottsdale Waterfront for $52 million. This 93,000 square foot center located immediately across the street from Nordstrom’s at Fashion Square Mall in Scottsdale, Arizona is part of a mixed-use development that includes two high-rise condominium towers with 198 units and 85,000 square feet of class A office. Weingarten purchased only the retail component which is anchored by Urban Outfitters, a strong local gym and high quality restaurants including Olive and Ivy, one of the highest volume restaurants in Phoenix.

•
The remaining 50% interest in Lowry Town Center for $13.5 million. This is a shopping center Weingarten developed at the former Lowry Air Force Base that services the affluent Cherry Creek neighborhood in Denver, Colorado.

•	The additional retail space at our 2200 Westlake in Seattle, Washington for $8 million.

The highlights of the Company’s new development program are as follows:

•	Completed Wake Forest II in North Carolina and sold the property together with a center purchased in 2015 that is adjacent to the development.

•
Reached an impasse with the City of Atlanta and have stopped pursuing the Civic Center redevelopment project. It’s a good site with solid supermarket interest but the Company needed more time to make an adequately informed decision. While the Company hopes to rekindle some dialog, the prudent course of action was to write off the pursuit costs and focus elsewhere.

•	Currently have two projects under development representing an estimated final investment of $76.4 million and 13 redevelopments underway representing $86.4 of incremental investment.

During the third quarter, the Company sold two land parcels, a shopping center held in a consolidated joint venture and three wholly-owned properties for $71.1 million, bringing the year-to-date dispositions to $197.7 million.

Balance Sheet
During the quarter, the Company sold $250 million of ten-year, 3.250% Notes, using the net proceeds to pay down its $500 million revolving credit facility. The Company also sold $8 million of common shares during the quarter at an average price of $41.67 per share under its At-The-Market (“ATM”) program. Year-to-date, the Company has sold $133 million of common shares. You can see the detail of sales under the ATM program on page 44 of our supplemental.
The Company’s credit metrics remain very strong at quarter end with Net Debt to EBITDA at 6.05 times and Debt to Total Market Cap at 31.5%.
2016 Guidance
The Company adjusted its guidance as noted below by the highlighted items.

	Previous Guidance	Revised Guidance
Net Income (per diluted share)	$1.67 - $1.73	$1.83 - $1.89
NAREIT FFO (per diluted share)	$2.24 - $2.28	$2.24 - $2.28
Core FFO (per diluted share)	$2.28 - $2.32	$2.28 - $2.32
Acquisitions	$425 - $500 million	$500 - $525 million
Re / New Development	$50 - $100 million	$50 - $100 million
Dispositions	$125 - $225 million	$200 - $225 million
Same Property NOI with redevelopments	3.0% - 4.0%	3.0% - 4.0%
Same Property NOI w/o redevelopments	2.5% - 3.5%	2.5% - 3.5%

Dividends

The Board of Trust Managers declared a quarterly cash dividend of $0.365 per common share payable on December 15, 2016 to shareholders of record on December 8, 2016.

Conference Call Information

The Company also announced that it will host a live webcast of its quarterly conference call on October 28, 2016 at 10:00 a.m. Central Time. The live webcast can be accessed via the Company’s website at www.weingarten.com. Alternatively, if you are not able to access the call on the web, you can listen live by phone by calling (888) 771-4371 (conference ID # 40193475). A replay will be available through the Company’s website starting approximately two hours following the live call.

About Weingarten Realty Investors

Weingarten Realty Investors (NYSE: WRI) is a shopping center owner, manager and developer.  At September 30, 2016, the Company owned or operated under long-term leases, either directly or through its interest in real estate joint ventures or partnerships, a total of 224 properties which are located in 18 states spanning the country from coast to coast. These properties represent approximately 45.2 million square feet of which our interests in these properties aggregated approximately 28.4 million square feet of leasable area. To learn more about the Company’s operations and growth strategies, please visit www.weingarten.com.

Forward-Looking Statements

Statements included herein that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 which by their nature, involve known and unknown risks and uncertainties. The Company’s actual results, performance or achievements could differ materially from those expressed or implied by such statements. Reference is made to the Company’s regulatory filings with the Securities and Exchange Commission for information or factors that may impact the Company’s performance.

Projections involve numerous assumptions such as rental income (including assumptions on percentage rent), interest rates, tenant defaults, occupancy rates, volume and pricing of properties held for disposition, volume and pricing of acquisitions, expenses (including salaries and employee costs), insurance costs and numerous other factors. Not all of these factors are determinable at this time and actual results may vary from the projected results, and may be above or below the ranges indicated. The above ranges represents management’s estimate of results based upon these assumptions as of the date of this press release. Accordingly, there is no assurance that our projections will be realized.

Weingarten Realty Investors
(in thousands, except per share amounts)
Financial Statements

		Three Months Ended September 30,		Nine Months Ended September 30,
		2016	2015	2016	2015
	CONDENSED CONSOLIDATED STATEMENTS OF INCOME	(Unaudited)		(Unaudited)
	Rentals, net	$136,435	$128,254	$397,758	$375,222
	Other Income	2,164	2,533	8,934	7,968
	Total Revenues	138,599	130,787	406,692	383,190
	Depreciation and Amortization	42,064	36,327	119,161	108,929
	Operating Expense	24,760	24,291	72,959	69,076
	Real Estate Taxes, net	17,067	15,770	50,145	45,895
	Impairment Loss	—	—	43	153
	General and Administrative Expense	7,187	6,188	20,073	20,021
	Total Expenses	91,078	82,576	262,381	244,074
	Operating Income	47,521	48,211	144,311	139,116
	Interest Expense, net	(21,843)	(20,607)	(61,292)	(67,357)
	Interest and Other Income (Expense)	1,268	(888)	1,840	2,252
	Gain on Sale and Acquisition of Real Estate Joint Venture and Partnership Interests	9,015	—	46,407	879
	Equity in Earnings of Real Estate Joint Ventures and Partnerships, net	4,373	5,096	15,111	13,680
	(Provision) Benefit for Income Taxes	(1,105)	144	(7,020)	(291)
	Income from Continuing Operations	39,229	31,956	139,357	88,279
	Gain on Sale of Property	22,108	13,232	68,298	43,917
	Net Income	61,337	45,188	207,655	132,196
Less:	Net Income Attributable to Noncontrolling Interests	(9,436)	(1,787)	(12,864)	(5,119)
	Net Income Adjusted for Noncontrolling Interests	51,901	43,401	194,791	127,077
Less:	Preferred Share Dividends	—	—	—	(3,830)
Less:	Redemption Costs of Preferred Shares	—	—	—	(9,687)
	Net Income Attributable to Common Shareholders -- Basic	$51,901	$43,401	$194,791	$113,560
	Net Income Attributable to Common Shareholders -- Diluted	$52,400	$43,873	$196,288	$113,560

v

Weingarten Realty Investors
(in thousands)
Financial Statements

	September 30, 2016	December 31, 2015
	(Unaudited)	(Audited)
CONDENSED CONSOLIDATED BALANCE SHEETS
ASSETS
Property	$4,725,715	$4,262,959
Accumulated Depreciation	(1,164,852)	(1,087,642)
Property Held for Sale, net	4,826	34,363
Investment in Real Estate Joint Ventures and Partnerships, net	293,186	267,041
Unamortized Lease Costs, net	212,992	137,609
Accrued Rent and Accounts Receivable, net	86,623	84,782
Cash and Cash Equivalents	9,766	22,168
Restricted Deposits and Mortgage Escrows	18,027	3,074
Other, net	196,505	177,591
Total Assets	$4,382,788	$3,901,945

LIABILITIES AND EQUITY
Debt, net	$2,320,847	$2,113,277
Accounts Payable and Accrued Expenses	126,056	112,205
Other, net	194,040	131,453
Total Liabilities	2,640,943	2,356,935

Commitments and Contingencies	—	—
Deferred Compensation Share Awards	47,334	—

EQUITY
Common Shares of Beneficial Interest	3,885	3,744
Additional Paid-In Capital	1,719,526	1,616,242
Net Income Less Than Accumulated Dividends	(178,809)	(222,880)
Accumulated Other Comprehensive Loss	(12,251)	(7,644)
Shareholders' Equity	1,532,351	1,389,462
Noncontrolling Interests	162,160	155,548
Total Liabilities and Equity	$4,382,788	$3,901,945

Non-GAAP Financial Measures

Certain aspects of our key performance indicators are considered non-GAAP financial measures. Management uses these measures along with our Generally Accepted Accounting Principles ("GAAP") financial statements in order to evaluate our operating results. Management believes these additional measures provide users of our financial information additional comparable indicators of our industry, as well as, our performance.

Funds from Operations Attributable to Common Shareholders
The National Association of Real Estate Investment Trusts ("NAREIT") defines NAREIT FFO as net income (loss) attributable to common shareholders computed in accordance with GAAP, excluding extraordinary items and gains or losses from sales of operating real estate assets and interests in real estate equity investments, plus depreciation and amortization of operating properties and impairment of depreciable real estate and in substance real estate equity investments, including our share of unconsolidated real estate joint ventures and partnerships. The Company calculates NAREIT FFO in a manner consistent with the NAREIT definition.

Management believes NAREIT FFO is a widely recognized measure of REIT operating performance which provides our shareholders with a relevant basis for comparison among other REITs. Management uses NAREIT FFO as a supplemental internal measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that NAREIT FFO presented by the Company is comparable to similarly titled measures of other REITs.

The Company also presents Core FFO as an additional supplemental measure as it is more reflective of the core operating performance of our portfolio of properties. Core FFO is defined as NAREIT FFO excluding charges and gains related to non-cash and non-operating transactions and other events that hinder the comparability of operating results. Specific examples of items excluded from Core FFO include, but are not limited to, gains or losses associated with the extinguishment of debt or other liabilities, impairments of land, transactional costs associated with acquisition and development activities, certain deferred tax provisions/benefits, redemption costs of preferred shares and gains on the disposal of non-real estate assets. NAREIT FFO and Core FFO should not be considered as alternatives to net income or other measurements under GAAP as indicators of operating performance or to cash flows from operating, investing or financing activities as measures of liquidity. NAREIT FFO and Core FFO do not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

NAREIT FFO and Core FFO is calculated as follows (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net income attributable to common shareholders	$51,901	$43,401	$194,791	$113,560
Depreciation and amortization	41,965	35,687	117,693	106,717
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	3,665	3,624	11,344	10,602
Impairment of operating properties and real estate equity investments	—	—	—	153
Impairment of operating properties of unconsolidated real estate joint ventures and partnerships	—	—	326	1,497
(Gain) on acquisition including associated real estate equity investment	(9,015)	—	(46,398)	—
(Gain) on sale of property and interests in real estate equity investments	(15,882)	(13,214)	(61,375)	(44,684)
(Gain) on dispositions of unconsolidated real estate joint ventures and partnerships	(16)	—	(3,155)	(615)
Other	—	—	(8)	(4)
NAREIT FFO – basic	72,618	69,498	213,218	187,226
Income attributable to operating partnership units	499	472	1,497	1,432
NAREIT FFO – diluted	73,117	69,970	214,715	188,658
Adjustments to Core FFO:
Redemption costs of preferred shares	—	—	—	9,749
Deferred tax expense, net	1,129	—	7,024	—
Acquisition costs	560	356	1,160	702
Other impairment loss, net of tax	—	—	43	—
(Gain) loss on extinguishment of debt	—	—	(1,679)	6,100
Other, net of tax	807	—	271	(1,161)
Core FFO – diluted	$75,613	$70,326	$221,534	$204,048

FFO weighted average shares outstanding – basic	127,304	123,349	125,569	122,929
Effect of dilutive securities:
Share options and awards	1,022	1,222	1,100	1,303
Operating partnership units	1,462	1,462	1,462	1,476
FFO weighted average shares outstanding – diluted	129,788	126,033	128,131	125,708

NAREIT FFO per common share – basic	$.57	$.56	$1.70	$1.52

NAREIT FFO per common share – diluted	$.56	$.56	$1.68	$1.50

Core FFO per common share – diluted	$.58	$.56	$1.73	$1.62

Same Property Net Operating Income
Management considers SPNOI an important additional financial measure because it reflects only those income and expense items that are incurred at the property level and when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates and operating costs. The Company calculates this most useful measurement by determining our proportional share of SPNOI from all owned properties, including the Company’s share of SPNOI from unconsolidated joint ventures and partnerships, which cannot be readily determined under GAAP measurements and presentation. Although SPNOI (see page 1 of the supplemental disclosure regarding this presentation and limitations thereof) is a widely used measure among REITs, there can be no assurance that SPNOI presented by the Company is comparable to similarly titled measures of other REITs. Additionally, the Company does not control these unconsolidated joint ventures and partnerships, and the assets, liabilities, revenues or expenses of these joint ventures and partnerships, as presented, do not represent its legal claim to such items.
Properties are included in the SPNOI calculation if they are owned and operated for the entirety of the most recent two fiscal year periods, except for properties for which significant redevelopment or expansion occurred during either of the periods presented, and properties classified as discontinued operations. While there is judgment surrounding changes in designations, management moves new development and redevelopment properties once they have stabilized, which is typically upon attainment of 90% occupancy. A rollforward of the properties included in the Company’s same property designation is as follows:

	Three Months Ended September 30, 2016	Nine Months Ended September 30, 2016
Beginning of the period	203	206
Properties added:
Acquisitions	—	1
Redevelopments	—	11
Other	—	1
Properties removed:
Dispositions	(2)	(10)
Redevelopments	—	(5)
Other	(1)	(4)
End of the period	200	200

The Company calculates SPNOI using operating income as defined by GAAP excluding property management fees, certain non-cash revenues and expenses such as straight-line rental revenue and the related reversal of such amounts upon early lease termination, depreciation, amortization, impairment losses, general and administrative expenses, acquisition costs and other items such as lease cancellation income, environmental abatement costs and demolition expenses. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from SPNOI. A reconciliation of Net Income to SPNOI is as follows (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net income attributable to common shareholders	$51,901	$43,401	$194,791	$113,560
Add:
Redemption costs of preferred shares	—	—	—	9,687
Dividends on preferred shares	—	—	—	3,830
Net income attributable to noncontrolling interests	9,436	1,787	12,864	5,119
Provision (benefit) for income taxes	1,105	(144)	7,020	291
Interest expense, net	21,843	20,607	61,292	67,357
Less:
Gain on sale of property	(22,108)	(13,232)	(68,298)	(43,917)
Equity in earnings of real estate joint ventures and partnership interests	(4,373)	(5,096)	(15,111)	(13,680)
Gain on sale and acquisition of real estate joint venture and partnership interests	(9,015)	—	(46,407)	(879)
Interest and other (income) expense	(1,268)	888	(1,840)	(2,252)
Operating Income	47,521	48,211	144,311	139,116
Less:
Revenue adjustments (1)	(4,152)	(2,764)	(11,405)	(9,103)
Add:
Property management fees	617	691	2,173	2,278
Depreciation and amortization	42,064	36,327	119,161	108,929
Impairment loss	—	—	43	153
General and administrative	7,187	6,188	20,073	20,021
Acquisition costs	513	364	736	665
Other (2)	246	158	318	289
Net Operating Income	93,996	89,175	275,410	262,348
Less: NOI related to consolidated entities not defined as same property and noncontrolling interests	(12,003)	(10,088)	(31,120)	(26,207)
Add: Pro rata share of unconsolidated entities defined as same property	8,165	8,116	24,051	23,987
Same Property Net Operating Income	$90,158	$87,203	$268,341	$260,128
___________________

(1)	Revenue adjustments consist primarily of straight-line rentals, lease cancellation income and fee income primarily from real estate joint ventures and partnerships.

(2)	Other includes items such as environmental abatement costs and demolition expenses.

x

Weingarten Realty Investors
Company Information

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Stock Listings

New York Stock Exchange:
Common Shares	WRI

Forward-Looking Statements
This supplement, together with other statements and information publicly disseminated by us, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company’s intentions, beliefs, expectations or projections of the future. It is important to note that the company’s actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: (i) disruptions in financial markets, (ii) general economic and local real estate conditions, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iv) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates, (vii) the availability of suitable acquisition opportunities, (viii) the ability to dispose properties, (ix) changes in expected development activity, (x) increases in operating costs, (xi) tax matters, including failure to qualify as a real estate investment trust, and (xii) investments through real estate joint ventures and partnerships, which involve risks not present in investments in which we are the sole investor. Accordingly, there is no assurance that our expectations will be realized.

Pro rata Financial Information
Included herein is certain financial information presented on a pro rata share basis as we believe this information assists users of our financial information in understanding our proportionate economic interest in the operating results of our portfolio of properties. Such amounts include WRI’s proportional share of each financial line item or operational metric for both our consolidated and unconsolidated joint ventures and partnerships. Multiplying a financial statement line item or operational metric of an investee and adding it to WRI’s totals may not accurately depict the legal and economic implications of holding a non-controlling interest in the investee, nor does WRI control any of the investees presented under the equity method of accounting. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Financial Summary

Weingarten Realty Investors
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,		Twelve Months Ended December 31,
	2016	2015	2016	2015	2015	2014	2013	2012
Revenues:
Rentals, net	$136,435	$128,254	$397,758	$375,222	$502,464	$503,128	$477,340	$439,993
Other	2,164	2,533	8,934	7,968	10,380	11,278	11,855	11,184
Total	138,599	130,787	406,692	383,190	512,844	514,406	489,195	451,177
Expenses:
Depreciation and amortization	42,064	36,327	119,161	108,929	145,940	150,356	146,763	127,703
Operating	24,760	24,291	72,959	69,076	94,244	95,318	97,099	88,924
Real estate taxes, net	17,067	15,770	50,145	45,895	60,289	60,768	57,515	52,066
Impairment loss	—	—	43	153	153	1,024	2,579	9,585
General and administrative	7,187	6,188	20,073	20,021	27,524	24,902	25,371	28,538
Total	91,078	82,576	262,381	244,074	328,150	332,368	329,327	306,816
Operating Income	47,521	48,211	144,311	139,116	184,694	182,038	159,868	144,361
Interest Expense, net	(21,843)	(20,607)	(61,292)	(67,357)	(87,783)	(94,725)	(96,312)	(106,248)
Interest and Other Income (Expense), net	1,268	(888)	1,840	2,252	4,563	3,756	7,685	6,047
Gain on Sale and Acquisition of Real Estate Joint Venture and Partnership Interests	9,015	—	46,407	879	879	1,718	33,670	14,203
Equity in Earnings (Losses) of Real Estate Joint Ventures and Partnerships, net (a)	4,373	5,096	15,111	13,680	19,300	22,317	35,112	(1,558)
(Provision) Benefit for Income Taxes	(1,105)	144	(7,020)	(291)	(52)	1,261	(7,046)	75
Income from Continuing Operations	39,229	31,956	139,357	88,279	121,601	116,365	132,977	56,880
Operating Income from Discontinued Operations	—	—	—	—	—	342	12,214	25,918
Gain on Sale of Property from Discontinued Operations	—	—	—	—	—	44,582	119,203	68,619
Income from Discontinued Operations	—	—	—	—	—	44,924	131,417	94,537
Gain on Sale of Property	22,108	13,232	68,298	43,917	59,621	146,290	762	1,004
Net Income	61,337	45,188	207,655	132,196	181,222	307,579	265,156	152,421
Less: Net Income Attributable to Noncontrolling Interests	(9,436)	(1,787)	(12,864)	(5,119)	(6,870)	(19,571)	(44,894)	(5,781)
Net Income Adjusted for Noncontrolling Interests	51,901	43,401	194,791	127,077	174,352	288,008	220,262	146,640
Dividends on Preferred Shares	—	—	—	(3,830)	(3,830)	(10,840)	(18,173)	(34,930)
Redemption Costs of Preferred Shares	—	—	—	(9,687)	(9,687)	—	(17,944)	(2,500)
Net Income Attributable to Common Shareholders	$51,901	$43,401	$194,791	$113,560	$160,835	$277,168	$184,145	$109,210
Earnings Per Common Share - Basic	$0.41	$0.35	$1.55	$0.92	$1.31	$2.28	$1.52	$0.90
Earnings Per Common Share - Diluted	$0.40	$0.35	$1.53	$0.91	$1.29	$2.25	$1.50	$0.90

(a)	See Page 22 for the Company’s pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)

	September 30, 2016	December 31, 2015

ASSETS
Property	$4,725,715	$4,262,959
Accumulated Depreciation	(1,164,852)	(1,087,642)
Property Held for Sale, net	4,826	34,363
Property, net	3,565,689	3,209,680

Investment in Real Estate Joint Ventures and Partnerships, net (a)	293,186	267,041
Total	3,858,875	3,476,721

Unamortized Lease Costs, net	212,992	137,609
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $6,823 in 2016 and $6,072 in 2015)	86,623	84,782
Cash and Cash Equivalents	9,766	22,168
Restricted Deposits and Mortgage Escrows	18,027	3,074
Other, net	196,505	177,591
Total Assets	$4,382,788	$3,901,945

LIABILITIES AND EQUITY
Debt, net	$2,320,847	$2,113,277
Accounts Payable and Accrued Expenses	126,056	112,205
Other, net	194,040	131,453
Total Liabilities	2,640,943	2,356,935

Commitments and Contingencies	—	—
Deferred Compensation Share Awards	47,334	—

Equity:
Shareholders' Equity:
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding: 128,066 in 2016 and 123,951 in 2015	3,885	3,744
Additional Paid-In Capital	1,719,526	1,616,242
Net Income Less Than Accumulated Dividends	(178,809)	(222,880)
Accumulated Other Comprehensive Loss	(12,251)	(7,644)
Total Shareholders' Equity	1,532,351	1,389,462
Noncontrolling Interests	162,160	155,548
Total Equity	1,694,511	1,545,010
Total Liabilities and Equity	$4,382,788	$3,901,945

(a)	This represents the Company’s investment of its unconsolidated real estate joint ventures and partnerships. See page 22 for additional information.

Weingarten Realty Investors
Funds From Operations Attributable to Common Shareholders
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Funds From Operations Attributable to Common Shareholders (NAREIT FFO)
Numerator:
Net income attributable to common shareholders	$51,901	$43,401	$194,791	$113,560
Depreciation and amortization	41,965	35,687	117,693	106,717
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	3,665	3,624	11,344	10,602
Impairment of operating properties and real estate equity investments	—	—	—	153
Impairment of operating properties of unconsolidated real estate joint ventures and partnerships	—	—	326	1,497
(Gain) on acquisition including associated real estate equity investment	(9,015)	—	(46,398)	—
(Gain) on sale of property and interests in real estate equity investments	(15,882)	(13,214)	(61,375)	(44,684)
(Gain) on dispositions of unconsolidated real estate joint ventures and partnerships	(16)	—	(3,155)	(615)
Other	—	—	(8)	(4)
NAREIT FFO - Basic	72,618	69,498	213,218	187,226
Income attributable to operating partnership units	499	472	1,497	1,432
NAREIT FFO - Diluted	73,117	69,970	214,715	188,658
Adjustments for Core FFO:
Redemption costs of preferred shares	—	—	—	9,749
(Gain) loss on extinguishment of debt	—	—	(1,679)	6,100
Deferred tax expense, net	1,129	—	7,024	—
Acquisition costs	560	356	1,160	702
Other impairment loss, net of tax	—	—	43	—
Other, net of tax	807	—	271	(1,161)
Core FFO - Diluted	$75,613	$70,326	$221,534	$204,048

Denominator:
FFO weighted average number of common shares outstanding - Basic	127,304	123,349	125,569	122,929
Effect of dilutive securities:
Share options and awards	1,022	1,222	1,100	1,303
Operating partnership units	1,462	1,462	1,462	1,476
FFO weighted average number of common shares outstanding - Diluted	129,788	126,033	128,131	125,708

NAREIT FFO Per Common Share - Basic	$0.57	$0.56	$1.70	$1.52

NAREIT FFO Per Common Share - Diluted	$0.56	$0.56	$1.68	$1.50
Adjustments for Core FFO per common share:
Redemption costs of preferred shares	—	—	—	0.08
(Gain) loss on extinguishment of debt	—	—	(0.01)	0.05
Deferred tax expense, net	0.01	—	0.05	—
Acquisition costs	—	—	0.01	—
Other, net of tax	0.01	—	—	(0.01)
Core FFO Per Common Share - Diluted	$0.58	$0.56	$1.73	$1.62

Weingarten Realty Investors
Supplemental Income Statement Detail
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Rentals, net
Base minimum rent, net	$105,767	$97,931	$306,671	$289,679
Straight line rent	1,964	1,322	4,894	4,630
Over/Under-market rentals, net	702	(101)	923	(350)
Percentage rent	1,137	1,158	3,142	2,989
Tenant reimbursements	26,865	27,944	82,128	78,274
Total	$136,435	$128,254	$397,758	$375,222

Other Income
Recurring fee income	$1,486	$1,470	$4,541	$4,304
Non-Recurring fee income	—	—	171	199
Miscellaneous revenue	678	990	3,346	3,145
Lease cancellation revenue	—	73	876	320
Total	$2,164	$2,533	$8,934	$7,968

Interest Expense, net
Interest paid or accrued	$21,820	$20,789	$63,139	$61,900
(Gain)/Loss on extinguishment of debt	—	—	(2,037)	6,100
Amortization of debt deferred costs	893	894	2,660	2,482
Over/Under-market mortgage adjustment of acquired properties, net	(245)	(232)	(708)	(608)
Gross interest expense	22,468	21,451	63,054	69,874
Capitalized interest	(625)	(844)	(1,762)	(2,517)
Total	$21,843	$20,607	$61,292	$67,357

Interest and Other Income (Expense)
Gain on litigation settlement	$—	$—	$—	$1,721
Deferred compensation investment income	1,169	(1,275)	1,457	(309)
Other	99	387	383	840
Total	$1,268	$(888)	$1,840	$2,252

Supplemental Analyst Information

Equity in Earnings of Real Estate Joint Ventures and Partnerships, net
Net income from unconsolidated real estate joint ventures and partnerships	$4,051	$4,536	$13,196	$11,808
Intercompany fee income reclass	636	570	1,892	1,683
Other adjustments	(314)	(10)	23	189
Equity in earnings of real estate joint ventures and partnerships, net	$4,373	$5,096	$15,111	$13,680

Dividends
Common Dividends per Share	$0.365	$0.345	$1.095	$1.035

Common Dividends Paid as a % of Reported Funds from Operations - Basic	64.3%	61.5%	64.9%	68.4%

Common Dividends Paid as a % of Core Funds from Operations - Basic	62.1%	61.2%	62.9%	63.2%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	5.2%	4.7%	4.9%	5.2%

General and Administrative Expenses/Total Assets before Depreciation	0.13%	0.12%	0.36%	0.40%

Net Operating Income Additional Disclosures

Minority Interests Share of Net Operating Income and Other Adjustments	(3,391)	(1,859)	(6,285)	(6,046)
Pro rata Share of Unconsolidated Joint Ventures
Revenues	13,148	14,230	39,670	41,734
Operating expense	(2,332)	(2,377)	(7,962)	(7,283)
Real estate taxes	(1,680)	(1,791)	(5,155)	(5,338)

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Supplemental Balance Sheet Detail
(in thousands)

	September 30, 2016	December 31, 2015

Property
Land	$1,044,622	$929,958
Land held for development	85,563	95,524
Land under development	13,776	17,367
Buildings and improvements	3,505,911	3,152,215
Construction in-progress	75,843	67,895
Total	$4,725,715	$4,262,959

Straight Line Rent Receivable
	$61,741	$58,830

Other Assets, net
Notes receivable and mortgage bonds, net	$30,067	$30,235
Debt service guaranty asset	69,835	69,835
Non-qualified benefit plan assets	25,770	20,582
Out-of-market leases, net	32,040	23,174
Investments	12,738	8,793
Deferred income tax asset	10,266	12,749
Interest rate derivative	—	2,663
Unamortized debt costs, net	3,340	1,412
Other	12,449	8,148
Total	$196,505	$177,591

Other Liabilities, net
Deferred revenue	$10,139	$14,251
Non-qualified benefit plan liabilities	60,650	54,261
Deferred income tax payable	11,580	7,626
Out-of-market leases, net	88,438	28,290
Interest rate derivative	4,161	725
Other	19,072	26,300
Total	$194,040	$131,453

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$44,751	$37,595
Above-market leases - Accumulated Amortization	(12,711)	(14,421)
Below-market assumed mortgages (included in Debt, net)	1,671	1,671
Below-market assumed mortgages - Accumulated Amortization	(1,499)	(1,307)
Valuation of in place leases (included in Unamortized Lease Costs, net)	233,322	148,904
Valuation of in place leases - Accumulated Amortization	(77,121)	(67,762)
Total	$188,413	$104,680

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$109,399	$50,370
Below-market leases - Accumulated Amortization	(20,961)	(22,080)
Above-market assumed mortgages (included in Debt, net)	10,375	32,777
Above-market assumed mortgages - Accumulated Amortization	(4,876)	(27,272)
Total	$93,937	$33,795

Weingarten Realty Investors
Capitalization and Debt Coverage Ratios
(in thousands, except common share data and percentages)

	September 30, 2016	December 31, 2015

Common Share Data
Closing Market Price	$38.98	$34.58

Capitalization
Debt	$2,320,847	$2,113,277
Common Shares at Market	4,992,013	4,286,226
Operating Partnership Units at Market	56,989	50,556
Total Market Capitalization (As reported)	$7,369,849	$6,450,059
Debt to Total Market Capitalization (As reported)	31.5%	32.8%
Debt to Total Market Capitalization (As reported at a constant share price of $34.58)	34.1%	32.8%
Debt to Total Market Capitalization (Pro rata)	32.2%	33.9%

Capital Availability
Revolving Credit Facility	$500,000	$500,000
Less:
Balance Outstanding Under Revolving Credit Facility	128,000	140,000
Outstanding Letters of Credit Under Revolving Facility	4,860	4,810
Unused Portion of Credit Facility	$367,140	$355,190

Significant Covenant Ratios
	Restrictions
Debt to Asset Ratio (Public)	Less than 60.0%	44.1%	44.0%
Secured Debt to Asset Ratio (Public)	Less than 40.0%	8.4%	9.6%
Unencumbered Asset Test (Public)	Greater than 150%	241.4%	227.4%
Fixed Charge Coverage (Revolver) (Pro rata EBITDA/ (interest expense + scheduled principal payments))	Greater than 1.5x	3.7x	3.4x

Net Debt to Adjusted EBITDA
EBITDA (Current Quarter)	$126,349	$106,224
Gain on Sale of Real Estate	(31,139)	(16,647)
Ground Rent	245	292
Other Non-Recurring Items	—	—
Recurring EBITDA	$95,455	$89,869

Net Debt (less cash & equivalents)	$2,311,081	$2,091,109
Net Debt to Adjusted EBITDA (annualized)	6.05x	5.82x

Credit Ratings
	S&P	Moody's
Senior Debt	BBB	Baa1
Outlook	Stable	Stable

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Guidance

2016 Guidance

	Previous Guidance	Q3 Revised Guidance

Net income attributable to common shareholders	$1.67 - $1.73	$1.83 - $1.89
(Gain) on acquisitions including associated RE equity investment	(0.29) - (0.29)	(0.36) - (0.36)
(Gain) on sale of property and interests in RE equity investments	(0.43) - (0.45)	(0.56) - (0.58)
(Gain) on dispositions of unconsolidated RE joint ventures and partnerships	(0.02) - (0.04)	(0.02) - (0.04)
Depreciation and amortization	1.29 - 1.31	1.33 - 1.35
NAREIT FFO - Basic	2.22 - 2.26	2.22 - 2.26
Income attributable to operating partnership units	0.02 - 0.02	0.02 - 0.02
NAREIT FFO Per Common Share - Diluted	$2.24 - $2.28	$2.24 - $2.28
Deferred tax expense, net	0.05 - 0.05	0.05 - 0.05
(Gain) on extinguishment of debt	(0.01) - (0.01)	(0.01) - (0.01)
Core FFO Per Common Share - Diluted	$2.28 - $2.32	$2.28 - $2.32

Portfolio Activity ($ in millions)
Acquisitions	$425 - $500	$500 - $525

Re / New Development	$50 - $100	$50 - $100

Dispositions	$125 - $225	$200 - $225

Operating Information
Same Property Net Operating Income with redevelopments	+3.0% to +4.0%	+3.0% to +4.0%

Same Property Net Operating Income without redevelopments	+2.5% to +3.5%	+2.5% to +3.5%

Denotes change to guidance

Investment Activity

Weingarten Realty Investors
Capital Expenditures
(at pro rata share)
(in thousands)

	Three Months Ended September 30, 2016	Nine Months Ended September 30, 2016	Twelve Months Ended December 31, 2015
Acquisitions	$358,527	$494,847	$267,755
Redevelopment	6,765	23,370	22,934
Tenant Finish	7,289	19,526	27,462
New Development	2,683	16,697	21,017
Building and Site Improvements	5,294	12,366	14,844
External Leasing Commissions	1,428	3,761	3,690
Capital Expenditures	$381,986	$570,567	$357,701

Note:
Internal Leasing Fees are approximately $7 million for the nine months ended September 30, 2016 and $10 million for the twelve months ended December 31, 2015, respectively.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
New Development / Redevelopment
As of September 30, 2016
(at pro rata share)
(in thousands, except percentages)

New Development
				Net	Total	Cost	Cost	Completed		Est./Act.	Est./Act.
			Owned	Percent	Estimated	Incurred -	Incurred -	Inception -	Est. Final	Anchor	Stabilized
	Center	MSA	SF	Leased	Investment	Year-To-Date	To-Date	To-Date	ROI%	Opening	Quarter	Key Tenants / Description
	Active Developments
1	Nottingham Commons	Baltimore, MD	136	100.0%	$45,748	$15,152	$41,810	$17,460		Q3 16	2H 16	Merritt Athletic Club (OBO), Petco, MOM's Organic Market, TJ Maxx, DSW
2	The Whittaker (1)	Seattle, WA	63	82.9%	30,656	1	240	—		Q4 17	2H 17	Whole Foods

	Total Active Developments		199	94.6%	$76,404	$15,153	$42,050	$17,460	7.4%

	QTR Completed	YTD Completed	4Q'16E	1Q'17E	2Q'17E	3Q'17E	4Q'17E	Remaining Balance
Completion ($)	$13,317	$17,460	$17,300 - $19,300	$0 - $2,000	$0 - $3,700	$24,100 - $29,100	$0 - $3,900	$0 - $4,200
Weighted Return (%)	8.0%	8.0%	7.8% - 8.3%	7.8% - 8.3%	7.8% - 8.3%	6.8% - 7.3%	6.7% - 7.2%	7.1% - 7.6%
Net Operating Income (Annualized)	$1,064	$1,401	$1,300 - $1,600	$0 - $170	$0 - $310	$1,600 - $2,200	$0 - $300	$0 - $300

Redevelopment
			Total	Cost	Cost		Est./Act.	Est./Act.
			Estimated	Incurred -	Incurred -	Est. Final	Anchor	Stabilized
	Center	MSA	Investment	Year-To-Date	To-Date	ROI%	Opening	Quarter	Key Tenants / Description
	Active Redevelopments (incremental investment) (2)
1	Decatur 215	Las Vegas, NV	$18,724	$5,676	$13,761		Q2 15	1H 17	Hobby Lobby, Ross, Ulta and shops and restaurants
2	RiverPoint at Sheridan	Denver, CO	17,829	6,286	15,769		NA	2H 16	Conn's, Sportsman's Warehouse, BWW, Old Chicago, PetSmart and shop spaces
3	Sunset Point 19	Clearwater, FL	16,667	599	599		1H 17	2H 17	Total Center redevelopment with three new shop space buildings
4	Westchase Shopping Center	Houston, TX	7,189	1,661	5,645		Q1 16	2H 16	Whole Foods and Five Below
5	Rock Prairie Marketplace	College Station, TX	5,997	25	1,700		NA	2H 17	5,000 SF Valero gas station, 13,480 SF multi-tenant building, and pads
6	Humblewood Shopping Center	Houston, TX	5,617	3,041	3,939		Q3 15	2H 16	Relocation of Conn's
7	Waterford Village	Wilmington, NC	4,193	94	94		NA	1H 17	Two multi-tenant buildings, totaling 18,750 SF
8	Tomball Marketplace	Houston, TX	2,739	1,119	1,119		NA	1H 17	10,000 SF and 3,000 SF new shop space buildings
9	Horne Street Market	Fort Worth, TX	2,475	957	2,230		NA	2H 16	10,200 SF multi-tenant building
10	Ridgeway Trace	Memphis, TN	2,075	1,059	1,073		NA	2H 16	6,500 SF new shop space building
11	Crabtree Commons	Raleigh, NC	1,307	1,382	1,449		NA	2H 16	J. Alexander's Restaurant
12	Markham West Shopping Center	Little Rock, AR	1,197	806	818		NA	2H 16	5,000 SF multi-tenant building
13	Pineapple Commons	Port St. Lucie, FL	382	336	342		NA	2H 16	5,000 SF multi-tenant building
	Total Active Redevelopments		86,391	23,041	48,538

	Completed Redevelopments (incremental investment) (2)
	Westhill Village Shopping Center		1,512	329	1,447		NA	Q2 16	6,700 SF multi-tenant building
	Total Active / Completed Redevelopments		87,903	23,370	49,985	11.0%
	Total Investment		$164,308	$38,523	$92,035

	(1) WRI has committed to purchase the retail portion of a development project in West Seattle, contingent on the satisfaction of the developer's delivery obligations.
	(2) Redevelopment is defined where GLA is added either through new construction or expansion of an existing space or where incremental investment is over $5 million.

	Summary of asset allocation:			Developments	Redevelopments	Total
	Land			$7,299	$—	$7,299
	Land Under Development			13,776	—	13,776
	Building and Improvements			3,241	30,024	33,265
	CIP			15,692	19,961	35,653
	Other various accounts			2,042	—	2,042
	Property			$42,050	$49,985	$92,035

	Cash NOI Summary
	Cash NOI included for the Three Months Ended September 30, 2016:			$188	$1,417	$1,606
	Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Land Held for Development
As of September 30, 2016
(in thousands, except acres and percentages)

	Ownership Interest	Gross Acres	Investment (1)
Location			100%	Pro Rata

New Development Phased Projects
Highway 17 and Highway 210, Surf City, NC	100.0%	46.5
US Hwy. 1 and Caveness Farms Rd., Wake Forest, NC	100.0%	24.6
US 77 & FM 802, Brownsville, TX	100.0%	21.0
US Hwy. 17 & US Hwy. 74/76, Leland, NC	100.0%	11.3
FM 2920 and Future 249, Tomball - Houston, TX	100.0%	10.6
Hwy. 85 & Hwy. 285, Sheridan, CO	100.0%	8.6
State Hwy. 95 & Bullhead Pkwy., Bullhead City, AZ	100.0%	7.2
Belle Terre Pkwy. & State Rd. 100, Palm Coast, FL	100.0%	6.7
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	5.2
29th St. at Nolana Loop, McAllen, TX	50.0%	3.8
Decatur at 215, Las Vegas, NV	100.0%	1.1
Total New Development Phased Projects		146.6	$27,109	$25,622
Other Raw Land
FM 1957 (Potranco Rd.) and FM 211, San Antonio, TX	50.0%	150.0
South Fulton Parkway and SH 92, Union City - Atlanta, GA	100.0%	81.6
Shary Road and US Hwy. 83, Mission, TX	50.0%	34.9
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	29.2
Lon Adams Rd. at Tangerine Farms Rd. - Marana, AZ	100.0%	9.7
Rock Prairie Rd. at Hwy. 6, College Station, TX	100.0%	7.3
SH 151 & Ingram Rd., San Antonio, TX	66.7%	5.8
Leslie Rd. at Bandera Rd., Helotes, TX	100.0%	1.7
Other	100.0%	23.1
Total Raw Land		343.3	$61,586	$42,327

Total Land Held For Development Properties		489.9	$88,695	$67,949

(1) Net of impairment and valuation adjustments.

Notes:
Land costs account for $74.4 million of total investment at 100%, $54.3 million at pro rata share.
Categorization based upon proximity to development property and does not indicate future development pipeline.
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Disposition and Acquisition Summary
For the Period Ended September 30, 2016
(at pro rata share)
(in thousands)

Center	City/State	Sq. Ft. at 100%	Date Sold	Sales Proceeds	Weighted Sales Cap	Center	City/State	Sq. Ft. at 100%	Date Acquired	Purchase Price	Yield (2)

Dispositions						Acquisitions
1st Quarter						1st Quarter
Rainbow Plaza	Las Vegas, NV	419	01/12/16			League City Pad	League City, TX	N/A	02/11/16
Sheridan I Pad	Sheridan, CO	N/A	01/15/16			2200 Westlake*	Seattle, WA	74	02/29/16
Promenade 23	Seattle, WA	97	02/17/16
Boswell Towne Center Pad	Saginaw, TX	N/A	02/26/16
Chatham Crossing *	Chapel Hill, NC	97	03/04/16
Clermont Landing Pad *	Clermont, FL	N/A	03/04/16
Eastdale Shopping Center	Albuquerque, NM	120	03/10/16

2nd Quarter						2nd Quarter
Galleria Shopping Center Pad	Charlotte, NC	N/A	04/04/16			Deerfield	Deerfield Beach, FL	394	05/05/16
Northwest Freeway Center Pad	Houston, TX	N/A	04/08/16
Stevens Ranch Pad	San Antonio, TX	N/A	05/27/16
Indian Harbour Place *	Indian Harbour, FL	164	06/22/16
Quesada Commons *	Port Charlotte, FL	59	06/22/16
Shoppes of Port Charlotte *	Port Charlotte, FL	41	06/22/16
3rd Quarter						3rd Quarter
Waterford Village Shopping Center Pad	Leland, NC	N/A	07/05/16			Palms at Town & Country	Miami, FL	650	07/27/16
Citadel Plaza Pad	Houston, TX	N/A	07/28/16			Scottsdale Waterfront	Scottsdale, AZ	93	08/17/16
Taylorsville Town Center	Taylorsville, UT	127	08/08/16			2200 Westlake - additional retail (3)*	Seattle, WA	13	09/14/16
Glenbrook Square	Houston, TX	78	08/22/16			Lowry Town Center (4)	Denver, CO	131	09/14/16
Wake Forest Crossing I & II	Wake Forest, NC	206	09/27/16
Hallmark Town Center	Madera, CA	85	09/27/16

Total Dispositions				$197,718	6.77%	Total Acquisitions				$494,847	4.73%

Disposition of Unconsolidated Joint Venture Interest (1)							Acquisition of Unconsolidated Joint Venture Interest (1)
			Interest	WRI Interest		Effective				Interest	WRI Interest		Effective
Joint Venture Detail	Center	Location	Disposed	Before	After	Date	Joint Venture Detail	Center	Location	Acquired	Before	After	Date
WRI River Hill Tower Joint Venture	Thorncreek Crossing	Thornton, CO	51%	51%	0%	02/12/16	WRI River Hill Tower Joint Venture	City Center Englewood	Englewood, CO	49%	51%	100%	02/12/16
							WRI River Hill Tower Joint Venture	Crossing at Stonegate	Parker, CO	49%	51%	100%	02/12/16
							WRI River Hill Tower Joint Venture	Green Valley Ranch Pad	Denver, CO	50%	50%	100%	02/12/16

(1) A joint venture transaction with our joint venture partner.
(2) Economics reflect WRI's pro rata ownership interest, excluding the incremental return from fee income.
(3) Part of existing 2200 Westlake, owned with Bouwinvest. With this purchase, WRI's ownership in the total property goes from 65.7% to 69.3%.
(4) Q3 activity includes the purchase of our joint venture's 50% interest in an existing WRI center.
* Unconsolidated real estate joint venture activity

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Summary of Debt

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

	September 30, 2016	3rd Quarter Weighted Average Rate (1)	December 31, 2015	4th Quarter Weighted Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$425,976	4.99%	$446,356	5.64%
3.375% Notes due 2022	299,260	3.38%	299,178	3.38%
3.5% Notes due 2023	299,026	3.50%	298,927	3.50%
4.45% Notes due 2024	249,217	4.45%	249,148	4.45%
3.85% Notes due 2025	248,304	3.85%	248,183	3.85%
3.25% Notes due 2026	247,912	3.25%
Term Loan (2)	200,000	2.47%	200,000	2.64%
Unsecured Notes Payable (MTN)	141,290	6.09%	141,290	6.09%
Revolving Credit Agreements (3)	130,000	1.42%	149,500	1.03%
Obligations under Capital Leases	21,000	7.94%	21,000	7.91%
Unamortized Loan Costs	(10,973)		(10,140)
Subtotal Consolidated Debt	2,251,012	3.91%	2,043,442	4.05%
Debt Service Guarantee Liability (4)	69,835		69,835
Total Consolidated Debt - As Reported	$2,320,847	3.91%	$2,113,277	4.05%

	As Reported
Weighted Average Interest Rates (1)
Three months ended 09/30/16	3.91%
Nine months ended 09/30/16	4.00%
Three months ended 12/31/15	4.05%
Twelve months ended 12/31/15	4.12%

(1)	Weighted average interest rates exclude the effects of ASC 805 "Business Combinations", revolver facility fee, and other loan costs related to financing.

(2)
Term Loan has a floating rate of LIBOR + 97.5 bps and has been swapped to a fixed rate of 2.47%, for the third quarter 2016.  The Term Loan originally had a floating rate of LIBOR + 115 bps and a swapped fixed rate of 2.64%, for the fourth quarter of 2015.  The weighted average interest rate reflects the fixed rate.

(3)
Weighted average revolving interest rate excludes the effect of the facility fee of 15 basis points on the total commitment in arrears for the third and fourth quarters. The weighted average revolving interest rate with the facility fee is 1.93% and 1.94% for the third quarter 2016 and the fourth quarter 2015, respectively.

(4)	Debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

Weingarten Realty Investors
Debt Information Additional Disclosure
(at pro rata share)
(in thousands, except percentages)

	Debt Balance	Weighted Average Rate (1)	% of Total	Weighted Average Remaining Life (yrs)
Fixed vs. Variable Rate Debt (includes the effect of interest rate swaps)
As of September 30, 2016
Fixed-rate debt	$2,242,379	4.01%	93.7%	6.87
Variable-rate debt	151,828	1.56%	6.3%	3.23
Total	$2,394,207	3.82%	100.0%	6.64

As of December 31, 2015
Fixed-rate debt	$1,951,119	4.22%	87.9%
Variable-rate debt	269,421	2.46%	12.1%
Total	$2,220,540	4.06%	100.0%

Secured vs. Unsecured Debt
As of September 30, 2016
Secured Debt	$518,563	4.85%	21.7%	6.33
Unsecured Debt	1,875,644	3.51%	78.3%	6.73
Total	$2,394,207	3.82%	100.0%	6.64

As of December 31, 2015
Secured Debt	$570,364	5.42%	25.7%
Unsecured Debt	1,650,176	3.54%	74.3%
Total	$2,220,540	4.06%	100.0%

Additional Information	September 30,		December 31,
Reconciling items to pro rata debt	2016		2015
Noncontrolling Interests and Other Adjustments	(40,129)		(38,303)
WRI Share of Unconsolidated Joint Ventures	113,489		145,566
		Pro rata Share
Weighted Average Interest Rates (1)
Three months ended 09/30/16		3.82%
Nine months ended 09/30/16		3.95%
Three months ended 12/31/15		4.06%
Twelve months ended 12/31/15		4.11%

(1) Weighted average interest rates exclude the effects of ASC 805 "Business Combinations", revolver facility fee, and other loan costs related to financing.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Schedule of Maturities
As of September 30, 2016
(in thousands, except percentages)

	As Reported
	Maturities	Weighted Average Rate (2)
2016	$76,939	5.45%
2017	86,710	5.50%
2018	80,427	5.34%
2019	56,245	5.14%
2020	237,779	3.73%	(3)
2021	17,667	4.04%
2022	307,858	3.70%
2023	305,705	3.95%
2024	255,965	4.18%
2025	303,314	4.08%
Thereafter	383,329	4.00%	(4)
Subtotal	2,111,938

Revolving Credit Agreements	130,000	1.33%
Other (1)	78,909
Swap Maturities:
2020
2021
Total	$2,320,847	4.00%

(1)	Other includes capital leases, ASC 805 “Business Combinations” adjustment, debt service guarantee liability, market value of swaps, discounts on notes, and debt issuance costs.
The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(2)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

(3)	Year 2020 includes the Term Loan ($200 million) which is at a floating rate of LIBOR + 97.5 bps that has been swapped to a fixed rate of 2.47%. The weighted average rate reflects the fixed rate.
(4) Thereafter includes $250 million ten year notes issued in August 2016.

Weingarten Realty Investors
Schedule of Maturities Additional Disclosure
As of September 30, 2016
(at pro rata share)
(in thousands, except percentages)

	Pro rata Share
	Maturities	Weighted Average Rate (2)		Floating Rate	Fixed Rate	Secured	Unsecured
2016	$77,559	5.53%		$69	$77,490	$2,559	$75,000
2017	95,031	5.70%		3,870	91,161	70,031	25,000
2018	44,387	5.47%		17,889	26,498	34,817	9,570
2019	59,700	5.09%			59,700	59,700
2020	293,185	3.23%	(3)	200,000	93,185	93,185	200,000
2021	53,061	4.05%		34,000	19,061	53,061
2022	308,774	3.40%			308,774	8,774	300,000
2023	306,673	3.52%			306,673	6,673	300,000
2024	256,988	4.44%			256,988	6,988	250,000
2025	304,331	3.94%			304,331	54,331	250,000
Thereafter	385,585	3.80%	(4)		385,585	103,865	281,720
Subtotal	2,185,274			255,828	1,929,446	493,984	1,691,290

Revolving Credit Agreements	130,000	1.33%		130,000			130,000
Other (1)	78,933				78,933	24,579	54,354
Swap Maturities:
2020				(200,000)	200,000
2021				(34,000)	34,000
Total	$2,394,207	3.95%		$151,828	$2,242,379	$518,563	$1,875,644

(1)	Other includes capital leases, fair value adjustments, debt service guarantee liability, market value of swaps, discounts on notes, and debt issuance costs.
The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(2)	Weighted average interest rates exclude the effects of fair value adjustments, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

(3)	Year 2020 includes the Term Loan ($200 million) which is at a floating rate of LIBOR + 97.5 bps that has been swapped to a fixed rate of 2.47%. The weighted average rate reflects the fixed rate.
(4) Thereafter includes $250 million ten year notes issued in August 2016.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Joint Ventures

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Information at 100%
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015

Base minimum rent, net	$25,892	$28,108	$78,073	$83,627
Straight line rent	259	182	572	744
Over/Under-market rentals, net	(91)	408	756	683
Percentage rent	136	150	219	414
Tenant reimbursements	7,107	8,299	23,036	24,556
Other income	572	402	1,287	1,230

Depreciation and amortization	9,079	9,369	29,065	27,952
Interest expense, net	3,300	4,199	12,930	12,851
Operating expense	5,922	6,338	19,883	19,574
Real estate taxes, net	4,223	4,678	13,209	13,935
General and administrative expense	233	124	688	659
Provision for income taxes	42	34	70	145
Impairment loss	—	—	1,303	7,487

Gain on sale of non-operating property	—	—	373	—
Gain on dispositions	71	—	12,662	1,393

			September 30, 2016	December 31, 2015

Property			$1,211,468	$1,290,784
Accumulated depreciation			(255,352)	(293,474)

Other assets, net			109,647	130,251

Debt, net			314,251	345,186
Amounts payable to Weingarten Realty Investors and Affiliates			8,544	12,285
Other liabilities, net			30,675	29,509

Equity			712,293	740,581

Note:
The financial information on this page is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Unconsolidated Joint Venture Information
( at pro rata share)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Base minimum rent, net	$10,087	$10,754	$29,950	$31,571
Straight line rent	52	62	142	202
Over/Under-market rentals, net	(88)	62	16	106
Percentage rent	62	72	97	132
Tenant reimbursements	2,773	3,113	8,886	9,197
Other income	262	167	579	526

Depreciation and amortization	3,665	3,624	11,344	10,602
Interest expense, net	1,343	1,823	4,843	5,530
Operating expense	2,332	2,377	7,962	7,283
Real estate taxes, net	1,680	1,791	5,155	5,338
General and administrative expense	72	57	211	218
Provision for income taxes	21	22	31	73
Impairment loss	—	—	326	1,497

Gain on sale of non-operating property	—	—	243	—
Gain on dispositions	16	—	3,155	615

			September 30, 2016	December 31, 2015

Property			$456,373	$468,571
Accumulated depreciation			(93,611)	(112,313)

Notes receivable from real estate joint ventures and partnerships			4,463	4,659
Unamortized lease costs, net			16,137	16,652
Accrued rent and accounts receivable (net of allowance for doubtful accounts of $666 in 2016 and $155 in 2015)			8,740	13,719
Cash and cash equivalents			15,351	16,571
Restricted deposits and mortgage escrows			188	81
Out-of-market leases, net			1,568	1,166
Other assets, net			458	1,851

Debt, net			113,585	145,676
Amounts payable to Weingarten Realty Investors and Affiliates			3,459	5,420
Accounts payable and accrued expenses *			5,902	6,291
Deferred revenue *			1,198	1,354
Out-of-market leases, net			3,799	4,179
Interest rate derivative			275	40
Other liabilities, net			662	758

Equity			280,787	247,239

Notes:
* Certain reclassifications have been made to conform with the current year presentation.

The above pro rata share information includes only the real estate operations of joint ventures and partnerships at WRI's ownership percentages.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships
September 30, 2016
(in thousands, except number of properties and percentages)

Joint Venture Partner	Number of Operating Properties (1)(2)	Total GLA	Total Assets	Total Debt

TIAA Florida Retail LLC	2	431	$127,793	$—
Perlmutter SRP, LLC	1	76	16,590	11,537
Collins	8	1,168	119,452	20,093
AEW - Institutional Client	5	437	102,715	—
BIT Retail	3	721	144,917	—
Jamestown	6	1,339	133,487	169,059
Fidelis Realty Partners	1	491	131,583	76,970
Sleiman Enterprises	2	170	17,552	12,620
Bouwinvest	2	272	99,869	—
Bouwinvest - 2200 Westlake	1	87	73,258	—
Other	6	1,105	98,547	23,972

Total	37	6,297	$1,065,763	$314,251

Joint Venture Description

TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate
Perlmutter SRP, LLC	Retail joint venture with an institutional partner through Perlmutter Investment Company
Collins	Primarily a development joint venture in the Texas Rio Grande Valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Jamestown	Retail joint venture in Florida
Fidelis Realty Partners	Retail joint venture in Texas
Sleiman Enterprises	Retail joint venture in Florida
Bouwinvest	Retail joint venture with West Coast focus

(1) Excludes land held for development.
(2) Excludes additional consolidated joint ventures such as AEW Capital Management.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information
As of September 30, 2016
(in thousands, except number of properties, percentages and term)

Balance Summary

		At 100%
Joint Venture Partner	# of Mortgaged Properties (2)	Mortgage Balance (1)(2)	Average Interest Rate	Average Remaining Term (yrs)

Perlmutter SRP, LLC	1	$11,538	5.5%	0.3
Collins	2	20,224	6.2%	8.4
Jamestown	6	169,247	2.7%	5.2
Fidelis Realty Partners	1	77,049	4.3%	4.1
Sleiman Enterprises	2	12,666	4.9%	4.8
Other	1	24,148	6.1%	6.5

Total	13	$314,872	3.8%	5.3

Schedule of Maturities

	At 100%
	Maturities (1)(2)	Weighted Average Rate

2016	$1,262	4.7%
2017	23,500	5.0%
2018	5,929	4.9%
2019	6,237	4.9%
2020	92,794	4.9%
2021	172,789	3.5%
2022	1,833	5.9%
2023	1,936	5.9%
2024	2,046	6.1%
2025	2,034	6.3%
Thereafter	4,512	6.4%
Total	$314,872

(1)	Excludes non-cash debt related items.

(2)	Excludes additional consolidated joint ventures such as AEW Capital Management.
Note:
All mortgages are fixed rate.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information Additional Disclosure
As of September 30, 2016
(at pro rata share)
(in thousands, except number of properties, percentages and term)

Schedule of Maturities

	Pro rata Share
	Maturities (1)(2)	Weighted Average Rate

2016	$681	4.7%
2017	9,088	5.0%
2018	3,285	5.0%
2019	3,455	4.9%
2020	55,406	4.9%
2021	35,394	4.1%
2022	916	5.9%
2023	968	5.9%
2024	1,023	6.1%
2025	1,017	6.3%
Thereafter	2,256	6.4%
Total	$113,489

(1)	Excludes non-cash debt related items.

(2)	Excludes additional consolidated joint ventures such as AEW Capital Management.
Notes:
All mortgages are fixed rate.
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Portfolio Summary

Weingarten Realty Investors
Tenant Diversification by Percent of Base Minimum Rent
As of September 30, 2016
(at pro rata share)
(in thousands, except percentages and # of units)

Rank	Tenant Name (1)(2)	Credit Ranking (S&P / Moody's)	# of Units	Total Annualized Base Minimum Rent	% of Total Annualized Base Minimum Rent	Total SF	% of Total SF

1	The Kroger Co.	BBB/Baa1	26	$12,394	2.92%	1,515	5.34%
2	TJX Companies, Inc.	A+/A2	43	11,564	2.72%	1,151	4.06%
3	Ross Stores, Inc.	A-/A3	33	8,998	2.12%	751	2.65%
4	Petsmart, Inc.	B+/B1	23	7,055	1.66%	433	1.53%
5	Whole Foods Market, Inc.	BBB-/Baa3	9	6,867	1.62%	363	1.28%
6	H-E-B	N/A/N/A	8	6,856	1.62%	539	1.90%
7	Bed Bath & Beyond, Inc.	BBB+/Baa1	21	6,396	1.51%	521	1.84%
8	Albertsons	N/A/N/A	18	6,075	1.43%	771	2.72%
9	Office Depot, Inc.	B-/B1	24	5,564	1.31%	455	1.60%
10	24 Hour Fitness Inc.	B/B2	8	5,027	1.18%	225	0.79%
11	Best Buy, Inc.	BBB-/Baa1	10	4,862	1.15%	290	1.02%
12	Dollar Tree Stores, Inc.	BB+/Ba2	46	4,680	1.10%	429	1.51%
13	Home Depot, Inc.	A/A2	4	4,488	1.06%	435	1.53%
14	Petco Animal Supplies, Inc.	B/B2	19	3,873	0.91%	224	0.79%
15	Hobby Lobby Stores, Inc.	N/A/N/A	7	3,529	0.83%	415	1.46%
16	Gap, Inc.	BB+/Baa2	12	3,235	0.76%	174	0.61%
17	Walmart Stores, Inc.	AA/Aa2	6	3,004	0.71%	453	1.60%
18	Nordstrom Rack	BBB+/Baa1	5	2,899	0.68%	125	0.44%
19	Ascena Retail Group	BB-/Ba2	25	2,885	0.68%	136	0.48%
20	Starbucks Corporation	A-/A2	42	2,706	0.64%	67	0.23%
21	Mattress Firm	N/A/N/A	23	2,623	0.62%	85	0.30%
22	LA Fitness	B+/B2	4	2,618	0.62%	133	0.47%
23	JPMorgan Chase Bank	A+/A3	24	2,505	0.59%	82	0.29%
24	Barnes & Noble Inc.	N/A/N/A	6	2,447	0.58%	153	0.54%
25	Party City	B+/B1	15	2,350	0.55%	161	0.57%

	Grand Total		461	$125,500	29.57%	10,086	35.55%

(1)	Tenant Names:	DBA Names:
	The Kroger Co.	Kroger (12), Harris Teeter (7), Fry's Food (3), King Soopers (2), Ralph's (1), Smith's Food (1)
	TJX Companies, Inc.	Marshalls (22), T.J. Maxx (14), Home Goods (7)
	Ross Stores, Inc.	Ross Dress for Less (32), dd's Discounts (1)
	Bed Bath & Beyond, Inc.	Bed Bath & Beyond (13), Cost Plus (6), buybuy BABY (2)
	Albertsons	Safeway (8), Randall's (4), Albertsons (3), Von's (2), United Supermarkets (1)
	Office Depot, Inc.	Office Depot (15), Office Max (9)
	Dollar Tree Stores, Inc.	Dollar Tree (38), Family Dollar (7), Greenbacks (1)
	Gap, Inc.	Old Navy (10), Gap (2)
	Walmart Stores, Inc.	Walmart Neighborhood Market (3), Walmart (2), Walmart Supercenter (1)
	Ascena Retail Group	Dressbarn (9), Lane Bryant (9), Justice (4), AnnTaylor (1), Catherines (1), Loft (1)
	Mattress Firm	Mattress Firm (20), Bedmart (1), Mattress Giant (1), Mattress Pro (1)

(2)	Target owns and occupies 25 units not included above.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Portfolio Operating Information
(at pro rata share)
(in thousands, except percentages and leases)

Leasing Activity / Rent Growth
Signed Leases

	Comparable:				Number of Leases	Square Feet	New Rent $/SF	Prior Rent $/SF	TI's $/SF	Cash Change in Base Rent	Weighted Average Term (Years)

	All Leases
	Quarter Ended September 30, 2016				240	972	$18.35	$16.75	$5.50	9.5%
	Quarter Ended June 30, 2016				216	743	19.75	16.70	9.78	18.2%
	Quarter Ended March 31, 2016				273	1,423	16.98	15.01	3.62	13.1%
	Quarter Ended December 31, 2015				206	682	21.28	18.05	8.71	17.9%
	Rolling 12 months				935	3,820	$18.63	$16.33	$6.20	14.1%

	New Leases
	Quarter Ended September 30, 2016				55	160	$22.65	$18.99	$33.29	19.3%	7.8
	Quarter Ended June 30, 2016				59	211	19.63	15.16	33.26	29.4%	8.5
	Quarter Ended March 31, 2016				54	145	28.21	20.94	35.13	34.7%	7.3
	Quarter Ended December 31, 2015				54	168	26.63	19.51	35.03	36.5%	9.4
	Rolling 12 months				222	684	$23.87	$18.35	$34.10	30.1%	8.3

	Renewals
	Quarter Ended September 30, 2016				185	812	$17.50	$16.31	$0.01	7.3%
	Quarter Ended June 30, 2016				157	532	19.80	17.31	0.47	14.4%
	Quarter Ended March 31, 2016				219	1,278	15.70	14.34	0.03	9.5%
	Quarter Ended December 31, 2015				152	514	19.53	17.58	0.13	11.1%
	Rolling 12 months				713	3,136	$17.49	$15.89	$0.12	10.1%

	Comparable & Non-Comparable:
	Quarter Ended September 30, 2016				276	1,058
	Quarter Ended June 30, 2016				251	812
	Quarter Ended March 31, 2016				304	1,485
	Quarter Ended December 31, 2015				249	833
	Rolling 12 months				1,080	4,188

Lease
Expirations (1)

Assumes No Exercise of Renewal Options

	Anchor Tenants (2)				Non-Anchor Tenants				Total Tenants
Year	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)
M-T-M	59	0%	$27.48	1%	79	1%	$23.57	1%	138	1%	$25.24	1%
2016	95	1%	5.29	0%	346	4%	24.54	4%	441	2%	20.41	2%
2017	1,400	8%	10.98	8%	1,462	16%	25.25	15%	2,862	11%	18.27	12%
2018	2,331	14%	10.84	13%	1,443	16%	26.27	16%	3,774	15%	16.74	14%
2019	2,203	13%	10.64	12%	1,294	14%	26.55	14%	3,497	13%	16.53	13%
2020	2,211	13%	11.47	13%	1,275	14%	27.35	14%	3,486	13%	17.28	14%
2021 - 2026	6,292	37%	12.30	39%	2,990	33%	27.29	34%	9,282	36%	17.13	36%

(1)	Reflects in-place leases as of September 30, 2016.

(2)	Anchor tenants represent any tenant at least 10,000 square feet.

(3)	Revenue includes minimum base rent only.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Portfolio Operating Information (continued)
(at pro rata share)
(in thousands, except percentages)

Occupancy

	Quarter Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Signed Basis
Anchor (1)	96.5%	97.7%	98.3%	98.2%	98.1%
Non-Anchor	90.2%	90.2%	90.0%	90.2%	90.2%
Total Retail	94.2%	94.9%	95.2%	95.2%	95.2%
Other	90.0%	90.0%	89.6%	85.4%	86.2%
Total Signed	94.1%	94.9%	95.2%	95.1%	95.1%

Commenced Basis
Anchor (1)	95.5%	96.6%	97.1%	96.7%	96.8%
Non-Anchor	87.6%	87.1%	87.5%	87.4%	87.4%
Total Retail	92.6%	93.1%	93.6%	93.3%	93.3%
Other	86.7%	86.8%	85.4%	85.4%	86.2%
Total Commenced	92.5%	93.0%	93.5%	93.2%	93.3%

Same Property (2)
Signed Basis	95.5%	95.8%	96.0%	96.2%	96.2%
Commenced Basis	94.1%	94.5%	94.7%	94.7%	94.4%

Average Base Rents (3)

	Quarter Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Commenced Basis
Anchor (1)	$12.56	$12.42	$12.40	$12.20	$12.07
Non-Anchor	26.59	25.93	25.76	25.25	24.90
Total	$17.72	$17.32	$17.23	$16.92	$16.70

Same Property Net Operating Income Growth (4)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2016	2015	% Change	2016	2015	% Change
Revenue
Minimum Rent	$97,543	$94,219	3.5%	$290,126	$280,047	3.6%
Bad Debt (net of recoveries)	442	257	72.0%	(183)	682	-126.8%
Percentage Rent	908	894	1.6%	2,699	2,575	4.8%
Tenant Reimbursements	24,771	25,750	-3.8%	77,798	74,781	4.0%
Other	517	499	3.6%	1,846	2,059	-10.3%
	124,181	121,619	2.1%	372,286	360,144	3.4%
Expenses
Property Operating Expenses	18,759	19,331	-3.0%	58,294	56,442	3.3%
Real Estate Taxes	15,264	15,085	1.2%	45,651	43,574	4.8%
	34,023	34,416	-1.1%	103,945	100,016	3.9%
SPNOI	90,158	87,203	3.4%	268,341	260,128	3.2%

Redevelopment NOI (5)	6,234	5,201	19.9%	17,745	15,586	13.9%

SPNOI (Excl. Redevelopment)	$83,924	$82,002	2.3%	$250,596	$244,542	2.5%

(1)	Anchor tenants represent any tenant at least 10,000 square feet.

(2)	Same Property Occupancy includes operating centers that have been owned for the same comparable time duration.
Same Property excludes any new development, redevelopment, and any acquired or sold centers during the same time duration.

(3)	Average Base rent per Leased SF excludes ground leases.

(4)	Same Property NOI Growth includes the Company's share of unconsolidated real estate joint ventures and partnerships and provisions for uncollectible amounts and related recoveries. It excludes the effect of lease cancellation income and straight-line rent adjustments and is reported on a cash basis.

(5)	Redevelopments include the properties listed on Page 12 and Brookwood Square Shopping Center which was completed in 2015.
Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Total Net Operating Income by Geographic Region (1)
(at pro rata share)
(in thousands, except percentages)

	Nine Months September 30,				Twelve Months Ended December 31,
	2016	%	2015	%	2015	%	2014	%	2013	%	2012	%
West Region
California	$53,050	17.7%	$50,167	17.4%	$66,900	17.4%	$66,510	17.2%	$63,885	16.7%	$59,163	15.0%
Washington	2,506	0.9%	2,334	0.8%	3,074	0.8%	2,925	0.8%	2,547	0.7%	2,048	0.5%
Oregon	1,238	0.4%	1,186	0.4%	1,603	0.4%	1,513	0.4%	1,565	0.4%	1,528	0.4%
Total West Region	56,794	19.0%	53,688	18.6%	71,577	18.6%	70,948	18.4%	67,997	17.8%	62,738	15.9%
Mountain Region
Arizona	$23,540	7.8%	$23,059	8.0%	$30,622	8.0%	$28,804	7.5%	$27,079	7.1%	$26,032	6.6%
Nevada	21,284	7.1%	23,165	8.1%	31,162	8.1%	30,238	7.8%	28,334	7.4%	30,094	7.6%
Colorado	10,951	3.7%	10,412	3.6%	13,961	3.6%	12,519	3.2%	11,393	3.0%	13,778	3.5%
New Mexico	1,964	0.7%	2,274	0.8%	3,006	0.8%	3,033	0.8%	4,500	1.2%	4,622	1.2%
Utah	1,625	0.5%	1,818	0.6%	2,428	0.6%	2,808	0.7%	3,458	0.9%	3,556	0.9%
Total Mountain Region	59,365	19.8%	60,728	21.1%	81,180	21.1%	77,401	20.0%	74,764	19.6%	78,082	19.8%
Central Region
Texas	$81,306	27.0%	$79,624	27.7%	$104,874	27.3%	$109,843	28.4%	$105,849	27.6%	$116,645	29.5%
Arkansas	1,350	0.5%	1,589	0.6%	2,055	0.5%	3,132	0.8%	3,266	0.9%	3,089	0.8%
Louisiana	703	0.2%	828	0.3%	1,094	0.3%	5,152	1.4%	10,387	2.7%	9,185	2.3%
Oklahoma	—	—%	436	0.2%	513	0.1%	632	0.2%	682	0.2%	921	0.2%
Missouri	—	—%	12	—%	—	—%	1,071	0.3%	1,123	0.3%	852	0.2%
Illinois	—	—%	—	—%	—	—%	—	—%	—	—%	2,464	0.6%
Kansas	—	—%	—	—%	—	—%	—	—%	—	—%	474	0.1%
Total Central Region	83,359	27.7%	82,489	28.8%	108,536	28.2%	119,830	31.1%	121,307	31.7%	133,629	33.7%
Mid-Atlantic Region
North Carolina	$17,184	5.6%	$15,521	5.4%	$21,116	5.5%	$20,602	5.3%	$23,123	6.0%	$25,074	6.3%
Georgia	16,700	5.6%	15,171	5.3%	20,815	5.4%	19,080	4.9%	20,340	5.3%	19,767	5.0%
Tennessee	6,219	2.1%	6,376	2.2%	8,480	2.2%	8,152	2.1%	6,903	1.8%	7,770	2.0%
Kentucky	5,284	1.8%	5,496	1.9%	7,352	1.9%	7,554	2.0%	7,324	1.9%	7,050	1.8%
Virginia	4,017	1.3%	1,662	0.6%	2,842	0.7%	334	0.1%	—	—%	1,805	0.5%
Maryland	3,782	1.3%	3,481	1.2%	4,695	1.2%	4,025	1.0%	2,965	0.8%	1,063	0.3%
South Carolina	—	—%	232	0.1%	290	0.1%	277	0.1%	273	0.1%	265	0.1%
Maine	—	—%	—	—%	—	0.1%	—	0.1%	—	0.1%	—	0.1%
Total Mid-Atlantic Region	53,187	17.7%	47,938	16.7%	65,590	17.1%	60,023	15.5%	60,927	15.9%	62,833	16.0%
Southeast Region
Florida	$47,216	15.7%	$42,849	14.8%	$57,300	15.0%	$58,029	15.0%	$57,443	15.0%	$57,620	14.6%
Total Southeast Region	47,216	15.7%	42,849	14.8%	57,300	15.0%	58,029	15.0%	57,443	15.0%	57,620	14.6%
Total Net Operating Income	$299,921	100.0%	$287,692	100.0%	$384,184	100.0%	$386,231	100.0%	$382,438	100.0%	$394,902	100.0%

(1) The Net Operating Income at pro rata share includes the real estate operations of joint ventures at WRI's ownership percentages ranging from 15% to 75% except for the operations of downreit partnerships, which are included at 100%. Net Operating Income excludes the effect of lease cancellation income, straight-line rent adjustments and impairment charges.
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Property Listing

Weingarten Realty Investors
Summary Property Listing
As of September 30, 2016

		Gross Leasable Area
ALL PROPERTIES BY STATE	# of Properties	WRI Owned	Joint Venture Share	Owned by Other	Total

Arizona	23	2,339,126	93,345	1,628,384	4,060,855
Arkansas	1	180,200	—	—	180,200
California	27	4,030,552	52,614	946,616	5,029,782
Colorado	8	1,108,995	205,228	1,036,338	2,350,561
Florida	33	5,075,206	1,661,535	1,236,386	7,973,128
Georgia	14	1,647,563	137,071	897,264	2,681,898
Kentucky	4	634,305	—	127,614	761,919
Louisiana	2	244,342	107,974	9,200	361,516
Maryland	2	145,844	—	—	145,844
Nevada	11	1,917,071	—	1,596,766	3,513,837
New Mexico	1	112,666	—	27,330	139,996
North Carolina	15	1,762,609	—	978,034	2,740,643
Oregon	3	119,871	90,777	66,276	276,924
Tennessee	5	696,906	—	154,340	851,246
Texas	68	7,802,699	2,480,318	2,695,431	12,978,448
Utah	1	182,099	—	122,800	304,899
Virginia	1	250,811	—	—	250,811
Washington	5	166,511	325,300	65,571	557,382
Total	224	28,417,376	5,154,162	11,588,350	45,159,889

Footnotes for detail property listing
(1) Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.
(2) Denotes property currently under development.
(3) Denotes properties that are not consolidated for SEC reporting purposes.
(4) Denotes single tenant retail property.
(5) Denotes Hilltop Village Center 50/50 Joint Venture with 100% funding by WRI.
( ) Retailers in parenthesis are not a part of the owned property.
Notes: Square feet is reflective of area available to be leased. Average Base Rent per Leased SF excludes ground leases.
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Property Listing
As of September 30, 2016

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Operating Properties
Arizona
Mohave Crossroads	Lake Havasu City-Kingman, AZ		100.0%		182,168	383,792	12.17	78.1%		(Target), (Kohl's), PetSmart, Bed Bath & Beyond, Ross Dress for Less, 99 Cents Only
Arrowhead Festival Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		29,834	194,309	27.68	79.1%		(Toys “R” Us), (Bed Bath & Beyond)
Broadway Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		82,757	87,379	14.57	88.5%		Office Max, Ace Hardware
Camelback Village Square	Phoenix-Mesa-Scottsdale, AZ		100.0%		132,731	240,951	13.45	96.9%	Fry’s Supermarket	Office Max
Desert Village Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		101,685	107,071	23.05	96.3%	AJ Fine Foods	CVS
Fountain Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		113,536	305,588	9.70	91.8%	Fry’s Supermarket	Dollar Tree, (Lowe's)
Laveen Village Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		39,763	318,805	28.99	100.0%	(Fry’s Supermarket)	(Home Depot)
Monte Vista Village Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		45,751	108,551	24.32	94.2%	(Safeway)
Palmilla Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		103,568	178,219	18.55	98.7%	(Fry’s Supermarket)	Office Max, PetSmart, Dollar Tree
Phoenix Office Building	Phoenix-Mesa-Scottsdale, AZ		100.0%		21,122	21,122	N/A	100.0%		Weingarten Realty Regional Office, Endurance Rehab
Pueblo Anozira Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		157,607	157,607	15.08	97.3%	Fry’s Supermarket	Petco, Dollar Tree
Raintree Ranch Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		129,822	133,020	26.47	100.0%	Whole Foods
Red Mountain Gateway	Phoenix-Mesa-Scottsdale, AZ		100.0%		69,213	199,013	15.51	94.4%		(Target), Bed Bath & Beyond, Famous Footwear
Scottsdale Horizon	Phoenix-Mesa-Scottsdale, AZ		100.0%		155,093	155,093	18.20	98.3%	Safeway	CVS
Scottsdale Waterfront	Phoenix-Mesa-Scottsdale, AZ		100.0%		93,334	93,334	34.63	92.5%		Fit Republic, Olive & Ivy, Urban Outfitters
Squaw Peak Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		60,728	60,728	18.11	96.6%	Sprouts Farmers Market
Summit at Scottsdale	Phoenix-Mesa-Scottsdale, AZ		51.0%	(1)(3)	97,154	322,999	16.73	96.2%	Safeway	(Target), CVS, OfficeMax, PetSmart
The Shoppes at Parkwood Ranch	Phoenix-Mesa-Scottsdale, AZ		100.0%		92,626	106,738	12.76	95.4%		Hobby Lobby, Dollar Tree
Entrada de Oro Plaza Shopping Center	Tucson, AZ		100.0%		88,665	109,075	18.71	96.6%	Walmart Neighborhood Market
Madera Village Shopping Center	Tucson, AZ		100.0%		96,697	106,858	12.51	99.0%	Safeway	Dollar Tree
Oracle Crossings	Tucson, AZ		100.0%		251,194	261,194	18.41	96.0%	Sprouts Farmers Market	Kohl's, HomeGoods
Oracle Wetmore Shopping Center	Tucson, AZ		100.0%		150,150	343,278	24.75	98.7%		(Home Depot), (Nordstrom Rack), Jo Ann Fabric, Cost Plus, PetSmart, Walgreens, Ulta Beauty
Shoppes at Bears Path	Tucson, AZ		100.0%		43,928	66,131	17.65	73.2%		(CVS Drug)
Arizona Total:	# of Properties:	23			2,339,126	4,060,855	18.26	94.3%
Arkansas
Markham West Shopping Center	Little Rock-North Little Rock-Conway, AR		100.0%		180,200	180,200	11.17	100.0%		Academy, Office Depot, Michaels, Dollar Tree
Arkansas Total:	# of Properties:	1			180,200	180,200	11.17	100.0%
California
8000 Sunset Strip Shopping Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		169,797	169,797	41.10	99.2%	Trader Joe's	Crunch, Sundance Cinemas, CB2
Buena Vista Marketplace	Los Angeles-Long Beach-Anaheim, CA		100.0%		91,846	91,846	25.01	98.7%	Smart & Final Stores	Dollar Tree
Centerwood Plaza	Los Angeles-Long Beach-Anaheim, CA		100.0%		75,486	75,486	15.16	100.0%	Superior Grocers	Dollar Tree
The Westside Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		36,540	36,540	42.75	95.6%		Guitar Center

Weingarten Realty Investors
Property Listing
As of September 30, 2016

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Westminster Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		417,567	440,437	18.69	96.5%	Albertsons	Home Depot, Ross Dress for Less, Petco, Rite Aid, Dollar Tree, 24 Hour Fitness
Marshall's Plaza	Modesto, CA		100.0%		78,752	85,952	15.33	82.3%		Marshalls, Dress Barn, Guitar Center
Chino Hills Marketplace	Riverside-San Bernardino-Ontario, CA		100.0%		310,913	310,913	21.87	95.1%	Smart & Final Stores	Dollar Tree, 24 Hour Fitness, Rite Aid
Jess Ranch Marketplace	Riverside-San Bernardino-Ontario, CA		100.0%		208,656	307,826	19.35	98.8%	(Winco Foods)	Burlington Coat Factory, PetSmart, Rite Aid, Big 5
Jess Ranch Marketplace Phase III	Riverside-San Bernardino-Ontario, CA		100.0%		184,809	194,342	21.18	97.0%	(Winco Foods)	Best Buy, Cinemark Theatres, Bed Bath & Beyond, 24 Hour Fitness
Menifee Town Center	Riverside-San Bernardino-Ontario, CA		100.0%		124,431	258,734	17.15	100.0%	Ralph's	Ross Dress for Less, Dollar Tree
Stoneridge Town Centre	Riverside-San Bernardino-Ontario, CA		67.0%	(1)(3)	106,821	434,450	23.36	74.6%	(Super Target)	(Kohl's)
Discovery Plaza	Sacramento--Roseville--Arden-Arcade, CA		100.0%		89,548	93,398	17.33	93.9%	Bel Air Market
Prospector's Plaza	Sacramento--Roseville--Arden-Arcade, CA		100.0%		243,907	252,521	19.32	93.4%	SaveMart	Kmart, CVS, Ross Dress for Less
Summerhill Plaza	Sacramento--Roseville--Arden-Arcade, CA		100.0%		133,318	133,318	11.70	87.7%	Raley’s	Dollar Tree
Valley Shopping Center	Sacramento--Roseville--Arden-Arcade, CA		100.0%		103,791	107,191	20.26	28.9%
El Camino Promenade	San Diego-Carlsbad, CA		100.0%		129,676	129,676	25.33	98.0%		T.J. Maxx, Staples, Dollar Tree
Rancho San Marcos Village	San Diego-Carlsbad, CA		100.0%		120,368	134,628	20.36	97.2%	Vons	24 Hour Fitness
San Marcos Plaza	San Diego-Carlsbad, CA		100.0%		35,880	81,086	34.79	93.6%	(Albertsons)
580 Market Place	San Francisco-Oakland-Hayward, CA		100.0%		100,097	100,097	30.56	100.0%	Safeway	24 Hour Fitness, Petco
Gateway Plaza	San Francisco-Oakland-Hayward, CA		100.0%		194,601	352,690	22.48	97.1%	Raley’s	24 Hour Fitness
Greenhouse Marketplace	San Francisco-Oakland-Hayward, CA		100.0%		146,658	236,427	22.05	89.2%	(Safeway)	(CVS), Jo-Ann Fabrics, 99 Cents Only, Factory 2 U, Petco
Cambrian Park Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		170,714	170,714	23.24	68.8%		Beverages & More, Dollar Tree
Silver Creek Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		132,925	202,820	26.44	96.5%	Safeway	Walgreens, (Orchard Supply)
Freedom Centre	Santa Cruz-Watsonville, CA		100.0%		150,865	150,865	15.18	100.0%	Safeway	Rite Aid, Big Lots
Stony Point Plaza	Santa Rosa, CA		100.0%		194,569	200,011	14.64	100.0%	Food Maxx	Ross Dress for Less, Fallas Paredes
Creekside Center	Vallejo-Fairfield, CA		100.0%		115,991	115,991	20.31	91.2%	Raley’s
Southampton Center	Vallejo-Fairfield, CA		100.0%		162,026	162,026	20.07	97.6%	Raley’s	Ace Hardware, Dollar Tree
California Total:	# of Properties:	27			4,030,552	5,029,782	21.50	92.6%
Colorado
Aurora City Place	Denver-Aurora-Lakewood, CO		50.0%	(1)(3)	180,478	542,956	16.47	84.5%	(Super Target)	Barnes & Noble, Ross Dress For Less, PetSmart
Cherry Creek Retail Center	Denver-Aurora-Lakewood, CO		100.0%		78,148	272,658	25.95	100.0%	(Super Target)	PetSmart, Bed Bath & Beyond
CityCenter Englewood	Denver-Aurora-Lakewood, CO		100.0%		217,255	307,255	15.66	91.0%		(Walmart), Ross Dress for Less, Petco, Office Depot, 24 Hour Fitness
Crossing at Stonegate	Denver-Aurora-Lakewood, CO		100.0%		109,079	109,079	17.32	100.0%	King Sooper’s
Edgewater Marketplace	Denver-Aurora-Lakewood, CO		100.0%		144,553	270,548	12.29	99.2%	King Sooper's	Ace Hardware, (Target)
Green Valley Ranch - AutoZone	Denver-Aurora-Lakewood, CO		100.0%	(4)	7,381	7,381		100.0%	(King Sooper’s)
Green Valley Ranch Towne Center	Denver-Aurora-Lakewood, CO		50.0%	(1)(3)	24,750	107,500	22.55	100.0%	(King Sooper’s)
Lowry Town Center	Denver-Aurora-Lakewood, CO		100.0%		76,698	129,398	27.19	100.0%	(Albertsons)
River Point at Sheridan	Denver-Aurora-Lakewood, CO		100.0%		270,653	603,786	14.89	95.9%		(Target), (Costco), Regal Cinema, Michaels, Conn's
Colorado Total:	# of Properties:	8			1,108,995	2,350,561	17.34	94.6%

Weingarten Realty Investors
Property Listing
As of September 30, 2016

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Florida
Argyle Village Shopping Center	Jacksonville, FL		100.0%		306,469	306,469	11.15	98.4%	Publix	Bed Bath & Beyond, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics, Michaels
Atlantic West	Jacksonville, FL		50.0%	(1)(3)	42,284	180,578	12.91	100.0%	(Walmart Supercenter)	T.J. Maxx, HomeGoods, Dollar Tree, Shoe Carnival, (Kohl's)
Epic Village St. Augustine	Jacksonville, FL		70.0%	(1)	8,542	64,180	15.64	86.6%		(Epic Theaters)
Kernan Village	Jacksonville, FL		50.0%	(1)(3)	42,579	288,780	16.21	98.4%	(Walmart Supercenter)	Ross Dress for Less, Petco
Boca Lyons Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		117,423	117,423	22.05	100.0%	4th Generation Market	Ross Dress for Less
Deerfield	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		398,963	404,944	12.95	93.2%	Publix	T.J. Maxx, Marshalls, Cinépolis, YouFit, Ulta
Embassy Lakes Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		131,723	142,751	13.88	94.1%	Winn Dixie	Tuesday Morning, Dollar Tree
Flamingo Pines	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	25,373	148,840	17.85	96.2%	Publix
Flamingo Pines Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		139,462	266,761	23.51	96.5%	(Walmart Supercenter)	U.S. Post Office, Florida Technical College
Hollywood Hills Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	72,284	405,146	20.89	99.1%	Publix	Target, CVS
Northridge	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	46,720	236,628	18.12	99.0%	Publix	Petco, Ross Dress for Less, Dollar Tree
Pembroke Commons	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	59,585	318,184	15.07	100.0%	Publix	Marshalls, Office Depot, LA Fitness, Dollar Tree
Sea Ranch Centre	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		98,976	98,976	17.49	92.8%	Publix	CVS, Dollar Tree
Sunrise West Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL		25.0%	(1)(3)	19,080	84,597	14.93	91.1%	Publix
Tamiami Trail Shops	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	22,173	132,564	16.83	96.0%	Publix	CVS
The Palms at Town & County	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		650,225	650,225	21.79	93.9%	Publix	Marshall's, 24 Hour Fitness, CVS, Toys R Us, Kohl's, Dick's Sporting Goods, Nordstrom Rack
TJ Maxx Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		161,429	161,429	16.29	96.3%	Winn Dixie	T.J. Maxx, Dollar Tree
Vizcaya Square Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		110,081	110,081	16.33	98.1%	Winn Dixie
Wellington Green Commons	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		114,354	136,854	27.19	100.0%	Whole Foods Market
Clermont Landing	Orlando-Kissimmee-Sanford, FL		65.1%	(1)(3)	115,780	347,569	17.50	97.3%		(J.C. Penney), (Epic Theater), T.J. Maxx, Ross Dress for Less, Michaels
Colonial Plaza	Orlando-Kissimmee-Sanford, FL		100.0%		498,896	498,896	14.40	97.3%		Staples, Ross Dress for Less, Marshalls, Old Navy, Stein Mart, Barnes & Noble, Petco, Big Lots, Hobby Lobby
Marketplace at Seminole Towne	Orlando-Kissimmee-Sanford, FL		100.0%		318,623	500,536	15.96	86.4%	(Super Target)	Marshalls, Ross Dress for Less, Old Navy, Petco
Phillips Crossing	Orlando-Kissimmee-Sanford, FL		100.0%		145,644	145,644	28.57	100.0%	Whole Foods	Golf Galaxy, Michaels
Shoppes of South Semoran	Orlando-Kissimmee-Sanford, FL		100.0%		101,611	101,611	12.31	100.0%	Walmart Neighborhood Market	Dollar Tree
The Marketplace at Dr. Phillips	Orlando-Kissimmee-Sanford, FL		20.0%	(1)(3)	65,368	326,839	24.30	99.1%	Publix	Stein Mart, HomeGoods, Morton's of Chicago, Office Depot
Winter Park Corners	Orlando-Kissimmee-Sanford, FL		100.0%		102,382	102,382	21.76	97.1%	Whole Foods Market
Pineapple Commons	Port St. Lucie, FL		20.0%	(1)(3)	51,019	269,451	15.75	98.9%		Ross Dress for Less, Best Buy, PetSmart, Marshalls, (CVS)
Countryside Centre	Tampa-St. Petersburg-Clearwater, FL		100.0%		245,801	245,801	14.63	96.4%		T.J. Maxx, HomeGoods, Dick's Sporting Goods, Ross Dress for Less
East Lake Woodlands	Tampa-St. Petersburg-Clearwater, FL		20.0%	(1)(3)	20,886	104,431	13.21	100.0%	Walmart Neighborhood Market	Walgreens
Largo Mall	Tampa-St. Petersburg-Clearwater, FL		100.0%		376,993	610,080	17.18	94.5%	(Safeway)	Bealls, Marshalls, PetSmart, Bed Bath & Beyond, Staples, Michaels, (Target)
Palms of Carrollwood	Tampa-St. Petersburg-Clearwater, FL		100.0%		150,623	150,623	14.97	95.5%	The Fresh Market	Bed Bath & Beyond, Petco
Sunset 19 Shopping Center	Tampa-St. Petersburg-Clearwater, FL		100.0%		276,955	276,955	15.82	72.3%		Bed Bath & Beyond, Staples, Barnes & Noble, Old Navy
Whole Foods @ Carrollwood	Tampa-St. Petersburg-Clearwater, FL		100.0%	(4)	36,900	36,900	N/A	100.0%	Whole Foods Market
Florida Total:	# of Properties:	33			5,075,206	7,973,128	17.37	94.4%

Weingarten Realty Investors
Property Listing
As of September 30, 2016

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Georgia
Brookwood Marketplace	Atlanta-Sandy Springs-Roswell, GA		100.0%		199,594	397,295	19.31	100.0%	(Super Target)	Home Depot, Bed Bath & Beyond, Office Max
Brookwood Square Shopping Center	Atlanta-Sandy Springs-Roswell, GA		100.0%		181,333	181,333	13.17	87.2%		Marshalls, LA Fitness
Brownsville Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		27,747	81,913	20.72	84.5%	(Kroger)
Camp Creek Marketplace II	Atlanta-Sandy Springs-Roswell, GA		100.0%		196,283	228,003	14.46	100.0%		DSW, LA Fitness, Shopper's World, American Signature
Dallas Commons Shopping Center	Atlanta-Sandy Springs-Roswell, GA		100.0%		25,158	95,262	24.67	95.5%	(Kroger)
Grayson Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		76,611	76,611	14.52	88.5%	Kroger
Lakeside Marketplace	Atlanta-Sandy Springs-Roswell, GA		100.0%		137,693	332,889	16.45	98.0%	(Super Target)	Ross Dress for Less, Petco
Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	20,586	102,931	13.32	100.0%		buybuy BABY, Ross Dress for Less, Party City
Perimeter Village	Atlanta-Sandy Springs-Roswell, GA		100.0%		381,738	381,738	20.69	99.2%	Walmart Supercenter	Cost Plus World Market, DSW, Hobby Lobby
Publix at Princeton Lakes	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	13,681	72,207	17.70	100.0%	Publix
Reynolds Crossing	Atlanta-Sandy Springs-Roswell, GA		100.0%		45,758	115,983	25.43	100.0%	(Kroger)
Roswell Corners	Atlanta-Sandy Springs-Roswell, GA		100.0%		136,622	318,387	19.42	100.0%	(Super Target), Fresh Market	T.J. Maxx
Roswell Crossing Shopping Center	Atlanta-Sandy Springs-Roswell, GA		100.0%		201,759	201,759	15.26	97.8%	Trader Joe's	Office Max, PetSmart, Walgreens
Thompson Bridge Commons	Gainesville, GA		100.0%	(4)	3,000	95,587	N/A	100.0%	(Kroger)
Georgia Total:	# of Properties:	14			1,647,563	2,681,898	17.09	97.1%
Kentucky
Millpond Center	Lexington-Fayette, KY		100.0%		124,498	151,498	10.68	86.9%	Kroger
Regency Centre	Lexington-Fayette, KY		100.0%		142,738	188,782	13.57	86.0%	(Kroger)	T.J. Maxx, Michaels
Tates Creek Centre	Lexington-Fayette, KY		100.0%		198,372	203,532	14.08	98.2%	Kroger	Rite Aid
Festival on Jefferson Court	Louisville/Jefferson County, KY-IN		100.0%		168,697	218,107	13.60	96.8%	Kroger	(PetSmart), (T.J. Maxx), Staples, Party City
Kentucky Total:	# of Properties:	4			634,305	761,919	13.22	92.9%
Louisiana
K-Mart Plaza	Lake Charles, LA		50.0%	(1)(3)	107,974	225,148	9.64	100.0%	Albertsons	Kmart, Planet Fitness
Danville Plaza Shopping Center	Monroe, LA		100.0%		136,368	136,368	5.93	85.3%	County Market	Citi Trends, Surplus Warehouse
Louisiana Total:	# of Properties:	2			244,342	361,516	6.41	91.8%
Maryland
Pike Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%		80,841	80,841	62.63	100.0%		Pier 1, DXL Mens Apparel
Maryland Total:	# of Properties:	1			80,841	80,841	62.63	100.0%
Nevada
Best in the West	Las Vegas-Henderson-Paradise, NV		100.0%		428,066	428,066	17.02	90.4%		Best Buy, T. J. Maxx, Babies "R" Us, Bed Bath & Beyond, Petsmart, Office Depot
Charleston Commons Shopping Center	Las Vegas-Henderson-Paradise, NV		100.0%		332,298	366,952	17.03	98.8%	Walmart	Ross Dress for Less, Office Max, 99 Cents Only, PetSmart
College Park Shopping Center	Las Vegas-Henderson-Paradise, NV		100.0%		167,654	195,367	12.54	94.6%	El Super	Factory 2 U, CVS
Decatur 215	Las Vegas-Henderson-Paradise, NV		100.0%		115,808	342,850	14.74	100.0%	(WinCo Foods)	(Target), Hobby Lobby, Ross Dress for Less

Weingarten Realty Investors
Property Listing
As of September 30, 2016

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Eastern Horizon	Las Vegas-Henderson-Paradise, NV		100.0%		65,817	356,673	22.78	93.8%	Trader Joe's, (Kmart)
Francisco Center	Las Vegas-Henderson-Paradise, NV		100.0%		116,973	148,815	12.60	66.4%	La Bonita Grocery	(Ross Dress for Less)
Paradise Marketplace	Las Vegas-Henderson-Paradise, NV		100.0%		78,077	152,672	19.04	89.1%	(Smith’s Food)	Dollar Tree
Rancho Towne & Country	Las Vegas-Henderson-Paradise, NV		100.0%		84,711	161,837	12.99	100.0%	Smith’s Food
Tropicana Beltway Center	Las Vegas-Henderson-Paradise, NV		100.0%		246,483	617,821	18.24	93.8%	(Walmart Supercenter)	(Lowe’s), Ross Dress for Less, PetSmart, Office Depot, 99 Cents Only
Tropicana Marketplace	Las Vegas-Henderson-Paradise, NV		100.0%		69,429	144,571	20.76	83.1%	(Smith’s Food)	Family Dollar
Westland Fair	Las Vegas-Henderson-Paradise, NV		100.0%		211,755	598,213	17.48	94.7%	(Walmart Supercenter)	(Lowe’s), PetSmart, Office Depot, Michaels, Smart & Final
Nevada Total:	# of Properties:	11			1,917,071	3,513,837	16.65	92.5%
New Mexico
North Towne Plaza	Albuquerque, NM		100.0%		112,666	139,996	22.28	99.0%	Whole Foods Market	HomeGoods
New Mexico Total:	# of Properties:	1			112,666	139,996	22.28	99.0%
North Carolina
Galleria Shopping Center	Charlotte-Concord-Gastonia, NC-SC		100.0%		117,102	324,704	16.73	96.6%	(Walmart Supercenter)	Off Broadway Shoes
Whitehall Commons	Charlotte-Concord-Gastonia, NC-SC		100.0%		42,183	444,803	26.49	100.0%	(Walmart Supercenter), (Publix)	(Lowe's)
Bull City Market	Durham-Chapel Hill, NC		100.0%		40,875	40,875	18.62	96.2%	Whole Foods Market
Hope Valley Commons	Durham-Chapel Hill, NC		100.0%		81,371	81,371	25.98	96.7%	Harris Teeter
Avent Ferry Shopping Center	Raleigh, NC		100.0%		119,652	119,652	17.61	93.5%	Food Lion	Family Dollar
Capital Square	Raleigh, NC		100.0%		143,063	143,063	7.44	98.8%	Food Lion
Falls Pointe Shopping Center	Raleigh, NC		100.0%		112,199	198,549	17.36	100.0%	Harris Teeter	(Kohl’s)
High House Crossing	Raleigh, NC		100.0%		90,155	90,155	14.98	100.0%	Harris Teeter
Leesville Towne Centre	Raleigh, NC		100.0%		127,106	127,106	19.84	95.8%	Harris Teeter	Rite Aid
Northwoods Shopping Center	Raleigh, NC		100.0%		77,803	77,803	11.94	90.9%	Walmart Neighborhood Market	Dollar Tree
Six Forks Shopping Center	Raleigh, NC		100.0%		467,914	467,914	11.44	100.0%	Food Lion	Kmart, Home Depot, Bed Bath & Beyond, PetSmart
Stonehenge Market	Raleigh, NC		100.0%		188,437	188,437	13.70	98.8%	Harris Teeter	Stein Mart, Rite Aid
Wake Forest Crossing II	Raleigh, NC		100.0%		—	281,462	N/A	N/A	(Lowes Foods)	(Kohl's), (T.J. Maxx), (Michaels), (Ross Dress for Less), (Petco)
Surf City Crossing	Wilmington, NC		100.0%		63,016	63,016	21.09	91.2%	Harris Teeter
Waterford Village	Wilmington, NC		100.0%		91,733	91,733	21.20	96.9%	Harris Teeter
North Carolina Total:	# of Properties:	15			1,762,609	2,740,643	14.99	97.7%
Oregon
Clackamas Square	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	14,790	140,227	18.84	88.5%	(Winco Foods)	T.J. Maxx
Oak Grove Market Center	Portland-Vancouver-Hillsboro, OR-WA		100.0%		97,177	97,177	13.96	95.6%	Safeway
Raleigh Hills Plaza	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	7,904	39,520	26.09	100.0%	New Seasons Market	Walgreens
Oregon Total:	# of Properties:	3			119,871	276,924	15.32	95.0%

Weingarten Realty Investors
Property Listing
As of September 30, 2016

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Tennessee
Bartlett Towne Center	Memphis, TN-MS-AR		100.0%		192,624	192,624	12.04	98.2%	Kroger	Petco, Dollar Tree, Shoe Carnival
Highland Square	Memphis, TN-MS-AR		100.0%	(4)	14,490	14,490	N/A	100.0%		Walgreens
Mendenhall Commons	Memphis, TN-MS-AR		100.0%		88,108	88,108	11.57	97.4%	Kroger
Ridgeway Trace	Memphis, TN-MS-AR		100.0%		172,887	310,627	23.48	73.6%		(Target), Best Buy, PetSmart
The Commons at Dexter Lake	Memphis, TN-MS-AR		100.0%		166,959	178,559	9.41	93.4%	Kroger	Stein Mart, Marshalls, HomeGoods
The Commons at Dexter Lake II	Memphis, TN-MS-AR		100.0%		61,838	66,838	14.79	97.4%	Kroger	Stein Mart, Marshalls, HomeGoods
Tennessee Total:	# of Properties:	5			696,906	851,246	13.78	90.8%
Texas
Bell Plaza	Amarillo, TX		15.0%	(1)	19,595	130,631	15.60	75.2%	United Supermarkets	Dollar Tree
Mueller Regional Retail Center	Austin-Round Rock, TX		100.0%		351,099	351,099	16.50	98.1%		Marshalls, PetSmart, Bed Bath & Beyond, Home Depot, Best Buy
North Park Plaza	Beaumont-Port Arthur, TX		50.0%	(1)(3)	69,963	302,460	17.60	90.3%		(Target), (Toys “R” Us), Spec's, Kirkland's
North Towne Plaza	Brownsville-Harlingen, TX		100.0%		36,000	153,000	17.26	43.3%		(Lowe's)
Rock Prairie Marketplace	College Station-Bryan, TX		100.0%	(4)	4,683	4,683	N/A	100.0%
Moore Plaza	Corpus Christi, TX		100.0%		371,443	599,415	15.67	99.2%	(H-E-B)	Office Depot, Marshalls, (Target), Old Navy, Hobby Lobby, Stein Mart
Gateway Station	Dallas-Fort Worth-Arlington, TX		70.0%	(1)	56,766	81,095	12.06	87.2%		Conn's
Horne Street Market	Dallas-Fort Worth-Arlington, TX		100.0%		9,815	52,082	30.00	88.9%		(24 Hour Fitness)
Overton Park Plaza	Dallas-Fort Worth-Arlington, TX		100.0%		353,431	463,431	15.96	87.8%	Sprouts Farmers Market	PetSmart, T.J. Maxx, (Home Depot), Goody Goody Wines, buybuy BABY
Preston Shepard Place	Dallas-Fort Worth-Arlington, TX		20.0%	(1)(3)	72,667	363,337	17.88	89.3%		Stein Mart, Nordstrom, Marshalls, Office Depot, Petco, Golfsmith
10-Federal Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	19,871	132,472	8.80	100.0%	Sellers Bros.	Palais Royal, Harbor Freight Tools
1919 North Loop West	Houston-The Woodlands-Sugar Land, TX		100.0%		138,028	138,028	N/A	79.7%		State of Texas
1935 West Gray	Houston-The Woodlands-Sugar Land, TX		100.0%	(4)	7,970	7,970	N/A	100.0%		Pier 1
Alabama Shepherd Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		59,120	59,120	21.85	100.0%	Trader Joe's	PetSmart
Baybrook Gateway	Houston-The Woodlands-Sugar Land, TX		100.0%		240,537	240,537	17.74	75.4%		Ashley Furniture, Cost Plus World Market, Barnes & Noble, Michaels
Bellaire Blvd. Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		37,699	43,891	28.12	100.0%	Randall’s
Blalock Market at I-10	Houston-The Woodlands-Sugar Land, TX		100.0%		97,277	97,277	16.52	100.0%	99 Ranch Market
Braeswood Square Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		101,178	101,178	13.84	98.2%	Belden’s	Walgreens
Broadway Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	11,191	74,604	8.48	100.0%		Big Lots, Family Dollar
Citadel Building	Houston-The Woodlands-Sugar Land, TX		100.0%		121,000	121,000	N/A	100.0%		Weingarten Realty Investors Corporate Office
Cullen Plaza Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	12,678	84,517	11.80	100.0%	Fiesta	Family Dollar
Cypress Pointe	Houston-The Woodlands-Sugar Land, TX		100.0%		186,721	283,381	10.01	97.6%	Kroger	Babies “R” Us
Fiesta Market Place	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	4,537	30,249	8.81	100.0%	Fiesta
Galveston Place	Houston-The Woodlands-Sugar Land, TX		100.0%		210,370	210,370	11.71	100.0%	Randall’s	Office Depot, Palais Royal, Spec's

Weingarten Realty Investors
Property Listing
As of September 30, 2016

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Griggs Road Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	12,014	80,091	9.97	85.8%		99 Cents Only, Family Dollar, Citi Trends
Harrisburg Plaza	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	14,016	93,438	22.05	94.7%		dd's Discount
HEB - Dairy Ashford & Memorial	Houston-The Woodlands-Sugar Land, TX	100.0%	(4)	36,874	36,874	N/A	100.0%	H-E-B
Heights Plaza Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		71,277	71,277	9.07	97.1%	Kroger
Humblewood Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		180,226	279,226	18.37	88.0%		Conn’s, Walgreens, (Michaels), (DSW)
I45/Telephone Rd.	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	25,740	171,599	12.60	99.4%	Sellers Bros.	Famsa, Fallas Paredes, Harbor Freight Tools
Lawndale Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	7,819	52,127	10.79	93.4%		LaMichoacana Meat Market, Family Dollar, 99 Cents Only
League City Plaza	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	19,452	129,681	12.89	88.8%		Spec’s
Little York Plaza Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	17,082	113,878	9.61	96.0%	Sellers Bros.	Fallas Paredes
Lyons Avenue Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	10,144	67,629	8.13	100.0%	Fiesta	Fallas Paredes
Market at Town Center - Sugarland	Houston-The Woodlands-Sugar Land, TX	100.0%		388,865	388,865	20.78	96.5%		Old Navy, HomeGoods, Marshalls, Ross Dress for Less, Nordstrom Rack, Saks Fifth Avenue OFF 5TH
Market at Westchase Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		84,084	84,084	27.64	62.7%
Northbrook Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		174,181	174,181	15.86	89.6%	Randall’s	Office Depot, Citi Trends, Dollar Tree
Oak Forest Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		154,256	154,256	16.43	100.0%	Kroger	Ross Dress for Less, Dollar Tree, Petsmart
Randalls Center/Kings Crossing	Houston-The Woodlands-Sugar Land, TX	100.0%		126,397	126,397	17.62	99.5%	Randall’s	CVS
Richmond Square	Houston-The Woodlands-Sugar Land, TX	100.0%		92,356	92,356	26.97	100.0%		Best Buy, Cost Plus
River Oaks Shopping Center - East	Houston-The Woodlands-Sugar Land, TX	100.0%		71,265	71,265	13.67	100.0%	Kroger
River Oaks Shopping Center - West	Houston-The Woodlands-Sugar Land, TX	100.0%		247,673	247,673	35.45	93.5%	Kroger	Barnes & Noble, Talbots, Ann Taylor, GAP, JoS. A. Bank
Shoppes at Memorial Villages	Houston-The Woodlands-Sugar Land, TX	100.0%		185,974	185,974	11.56	98.3%		Rexel
Shops at Kirby Drive	Houston-The Woodlands-Sugar Land, TX	100.0%		10,000	55,460	34.50	100.0%		(Toys R Us), Freebirds Burrito
Shops at Three Corners	Houston-The Woodlands-Sugar Land, TX	70.0%	(1)	172,873	277,603	14.56	99.4%	Fiesta	Ross Dress for Less, PetSmart, Office Depot, Big Lots
Southgate Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	18,668	124,454	10.64	90.6%	Food-A-Rama	CVS, Family Dollar, Palais Royal
Stella Link Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		70,087	70,087	10.04	36.5%		Spec’s
The Centre at Post Oak	Houston-The Woodlands-Sugar Land, TX	100.0%		183,940	183,940	34.47	97.6%		Marshalls, Old Navy, Grand Lux Café, Nordstrom Rack, Arhaus
Tomball Marketplace	Houston-The Woodlands-Sugar Land, TX	100.0%		143,911	301,732	17.50	97.0%		(Academy), (Kohl's), Ross Dress For Less, Marshalls
Village Plaza at Bunker Hill	Houston-The Woodlands-Sugar Land, TX	57.8%	(1)(3)	283,399	490,734	24.80	100.0%	H-E-B	PetSmart, Babies "R" Us, Academy, Nordstrom Rack
Westchase Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		221,182	349,901	16.65	100.0%	Whole Foods Market	(Target), Ross Dress for Less, Golfsmith, Palais Royal, Petco
Westhill Village Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		130,851	130,851	17.75	95.5%		Ross Dress for Less, Office Depot, 99 Cents Only
Independence Plaza	Laredo, TX	100.0%		347,302	347,302	13.19	98.8%	H-E-B	T.J. Maxx, Ross Dress for Less, Hobby Lobby, Petco, Ulta Beauty
North Creek Plaza	Laredo, TX	100.0%		243,596	485,463	14.93	97.9%	(H-E-B)	(Target), Marshalls, Old Navy, Best Buy, Bed Bath & Beyond
Plantation Centre	Laredo, TX	100.0%		135,373	143,015	16.66	97.6%	H-E-B
Las Tiendas Plaza	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	143,976	500,084	11.08	98.9%		(Target), Academy, Conn’s, Ross Dress for Less, Marshalls, Office Depot
Market at Nolana	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	20,342	243,874	23.26	81.3%	(Walmart Supercenter)
Market at Sharyland Place	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	53,956	301,174	19.90	95.4%	(Walmart Supercenter)	Kohl's, Dollar Tree
Northcross	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	37,644	75,288	17.86	92.9%		Barnes & Noble

Weingarten Realty Investors
Property Listing
As of September 30, 2016

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Old Navy Building	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)(4)	7,500	15,000	N/A	100.0%		Old Navy
Sharyland Towne Crossing	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	180,220	492,349	15.55	97.3%	H-E-B	(Target), T.J. Maxx, Petco, Office Depot, Ross Dress for Less
South 10th St. HEB	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	51,851	103,702	12.49	100.0%	H-E-B
Trenton Crossing	McAllen-Edinburg-Mission, TX		100.0%		264,720	569,881	12.05	87.2%		(Target), Hobby Lobby, Ross Dress for Less, Marshalls, Petsmart
Starr Plaza	Rio Grande City, TX		50.0%	(1)(3)	88,346	176,693	14.25	98.0%	H-E-B	Bealls
Fiesta Trails	San Antonio-New Braunfels, TX		100.0%		309,370	485,370	16.36	95.8%	(H-E-B)	(Target), Act III Theatres, Marshalls, Office Max, Stein Mart, Petco
Parliament Square II	San Antonio-New Braunfels, TX		100.0%	(4)	54,541	54,541	N/A	100.0%		Incredible Pizza
Thousand Oaks Shopping Center	San Antonio-New Braunfels, TX		15.0%	(1)	24,271	161,806	11.50	94.5%	H-E-B	Bealls, Tuesday Morning
Valley View Shopping Center	San Antonio-New Braunfels, TX		100.0%		91,446	91,446	10.91	80.4%		Marshalls, Dollar Tree
Texas Total:	# of Properties:	68			7,802,699	12,978,448	17.01	94.0%
Utah
West Jordan Town Center	Salt Lake City, UT		100.0%		182,099	304,899	12.29	71.2%		(Target), Petco
Utah Total:	# of Properties:	1			182,099	304,899	12.29	71.2%
Virginia
Hilltop Village Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%	(5)	250,811	250,811	33.57	100.0%	Wegmans	L.A. Fitness
Virginia Total:	# of Properties:	1	100.0%		250,811	250,811	33.57	100.0%
Washington
2200 Westlake	Seattle-Tacoma-Bellevue, WA		69.3%	(1)(3)	60,323	87,014	35.35	100.0%	Whole Foods
Meridian Town Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	15,533	143,237	17.84	97.2%	(Safeway)	Jo-Ann Fabric & Craft Store, Tuesday Morning
Queen Anne Marketplace	Seattle-Tacoma-Bellevue, WA		51.0%	(1)(3)	41,506	81,385	30.56	99.4%	Metropolitan Market	Bartell's Drug
Rainer Square Plaza	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	22,347	111,736	20.18	98.9%	Safeway	Ross Dress for Less
South Hill Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	26,802	134,010	16.49	96.6%		Bed Bath & Beyond, Ross Dress for Less, Best Buy
Washington Total:	# of Properties:	5			166,511	557,382	27.58	98.9%
Total Operating Properties	# of Properties:	223			28,352,373	45,094,886	17.72	94.1%
New Development
Maryland
Nottingham Commons	Baltimore-Columbia-Towson, MD		100.0%	(2)	65,003	65,003			MOM's Organic Market	T.J. Maxx, Petco
Maryland Total:	# of Properties:	1			65,003	65,003
Total New Developments	# of Properties:	1			65,003	65,003
Operating & New Development Properties	# of Properties:	224			28,417,376	45,159,889
Unimproved Land
Arizona
Bullhead Parkway at State Route 95, Bullhead City						312,761

Weingarten Realty Investors
Property Listing
As of September 30, 2016

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Lon Adams Rd. at Tangerine Farms Rd., Marana					422,532
Arizona Total:					735,293
Colorado
Highway 85 and Highway 285, Sheridan					377,491
Colorado Total:					377,491
Florida
State Road 100 & Belle Terre Parkway, Palm Coast					292,288
SR 207 at Rolling Hills Dr., St. Augustine					228,254
Florida Total:					520,542
Georgia
NWC South Fulton Pkwy. @ Hwy. 92, Union City					3,554,496
Georgia Total:					3,554,496
Nevada
SWC Highway 215 at Decatur, Las Vegas					44,329
Nevada Total:					44,329
North Carolina
U.S. Hwy. 17 & U.S. Hwy. 74/76, Leland					493,099
Highway 17 and Highway 210, Surf City					2,024,233
U.S. Highway 1 at Caveness Farms Rd., Wake Forest					1,073,144
North Carolina Total:					3,590,476
Texas
U.S. 77 and 83 at SHFM 802, Brownsville					914,723
Rock Prairie Rd. at Hwy. 6, College Station					318,859
Leslie Rd. at Bandera Rd., Helotes					74,052
Bissonnet at Wilcrest, Houston					40,946
East Orem, Houston					121,968
Mesa Road at Tidwell, Houston					75,009
Northwest Freeway at Gessner, Houston					43,396
West Little York at Interstate 45, Houston					161,172
Nolana Ave. and 29th St., McAllen					163,350
Shary Rd. at North Hwy. 83, Mission					1,521,986
9th Ave. at 25th St., Port Arthur					243,065
Gattis School Rd. at A.W. Grimes Blvd., Round Rock					57,499
Culebra Road and Westwood Loop, San Antonio					60,984
FM 1957 (Potranco Road) and FM 211, San Antonio					6,533,042
SH 151 and Ingram Rd., San Antonio					252,692
US Hwy. 281 at Wilderness Oaks, San Antonio					1,269,774
Highway 3 at Highway 1765, Texas City					200,812

Weingarten Realty Investors
Property Listing
As of September 30, 2016

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
FM 2920 and Highway 249, Tomball					459,776
Texas Total:					12,513,105
Total Unimproved Land					21,335,732

Other Topics of Interest

Weingarten Realty Investors
At-The-Market Program Inception-To-Date
as of September 30, 2016
(in thousands, except share prices)

	# of Shares	Avg. Share Price	Gross Proceeds	Net Proceeds
2015 Total	1,129	$36.18	$40,836	$40,428

Q1 2016	485	37.25	18,065	17,884
Q2 2016	2,792	38.32	106,992	105,922
Q3 2016	188	41.67	7,827	7,749
YTD 2016	3,465	38.35	132,884	131,555

Grand Total	4,594	$37.82	$173,720	$171,982